                                                                 EXHIBIT 10.115

                 SECOND AMENDED AND RESTATED AND CONSOLIDATED
                           LOAN AND SECURITY AGREEMENT


               BY THIS SECOND AMENDED AND RESTATED AND CONSOLIDATED LOAN AND SECURITY AGREEMENT entered into as of the _____ day of May, 1997, between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), formerly known as Greyhound Financial Corporation and successor-by-merger to Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO"), having a business and mailing address at 7272 East Indian School Road, Suite 410, Scottsdale, Arizona 85251, and PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower"), having its principal place of business and mailing address at 4310 Paradise Road, Las Vegas, Nevada 89109, hereby confirm and agree as follows:

                                    RECITALS

               A. GREFCO and Borrower entered into a Loan and Security Agreement, dated as of February 1, 1988 which evidenced a loan from GREFCO to Borrower (the "Original PEC Loan Agreement").

               B. GREFCO and Borrower entered into an Amended and Restated Loan and Security Agreement dated as of May 10, 1989 (the "Restated PEC Loan Agreement") which amended and restated the Original PEC Loan Agreement in its entirety.

               C. The Restated PEC Loan Agreement was amended by an Amendment Number One to Amended and Restated Loan and Security Agreement dated as of June 14, 1989 (the "First PEC Amendment"), by an Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of April 16, 1990 (the "Second PEC Amendment"), by an Amendment No. 3 to Amended and Restated Loan and Security Agreement dated as of May 31, 1991 (the "Third PEC Amendment"), by an Amendment No. 4 to Amended and Restated Loan and Security Agreement dated as of January 13, 1992 (the "Fourth PEC Amendment"), by an Amendment No. 5 to Amended and Restated Loan and Security Agreement dated as of February 23, 1993 (the "Fifth PEC Amendment"), by an Amendment No. 6 to Amended and Restated Loan and Security Agreement dated as of June 28, 1993 (the "Sixth PEC Amendment"), by an Amendment No. 7 to Amended and Restated Loan and Security Agreement dated as of January 24, 1994 (the "Seventh PEC Amendment"), by an Amendment No. 8 to Amended and Restated Loan and Security Agreement dated as of April 15, 1994 (the "Eighth PEC Amendment"), by an Amendment No. 9 to Amended and Restated Loan and Security Agreement dated as of August 31, 1994 (the "Ninth PEC Amendment"), by an Amendment No. 10 to Amended and Restated Loan and Security Agreement dated as of January 26, 1995 (the "Tenth PEC Amendment"), by an Amendment No. 11 to Amended and Restated Loan and Security Agreement dated as of September 22, 1995 (the "Eleventh PEC Amendment"), by an Amendment No. 12 to Amended and Restated


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Loan and Security Agreement dated as of September 29, 1995 (the "Twelfth PEC
Amendment"), by an Amendment No. 13 to Amended and Restated Loan and Security Agreement dated as of December 13, 1995 (the "Thirteenth PEC Amendment"), by an Amendment No. 14 to Amended and Restated Loan and Security Agreement dated as of June 5, 1996 (the "Fourteenth PEC Amendment"), and by an Amendment No. 15 to Amended and Restated Loan and Security Agreement dated as of August 16, 1996 (the "Fifteenth PEC Amendment"). The Restated PEC Loan Agreement, as amended by the First PEC Amendment, the Second PEC Amendment, the Third PEC Amendment, the Fourth PEC Amendment, the Fifth PEC Amendment, the Sixth PEC Amendment, the Seventh PEC Amendment, the Eighth PEC Amendment, the Ninth PEC Amendment, the Tenth PEC Amendment, the Eleventh PEC Amendment, the Twelfth PEC Amendment, the Thirteenth PEC Amendment, the Fourteenth PEC Amendment and the Fifteenth PEC Amendment, is hereinafter collectively referred to as the "Existing PEC Loan Agreement."

               D. GREFCO and Vacation Spa Resorts, Inc., a Tennessee corporation ("VSR"), entered into a Loan and Security Agreement dated as of March 30, 1989 (the "Original VSR Loan Agreement") that evidenced a loan from GREFCO to VSR.

               E. The Original VSR Loan Agreement was amended by an Amendment Number One to Loan and Security Agreement and Promissory Note dated as of June 14, 1989 (the "First VSR Amendment"), an Amendment No. 2 to Loan and Security Agreement dated as of April 16, 1990 (the "Second VSR Amendment"), an Amendment No. 3 to Loan and Security Agreement dated as of May 31, 1991 (the "Third VSR Amendment"), an Amendment No. 4 to Loan and Security Agreement dated as of February 23, 1993 (the "Fourth VSR Amendment"), an Amendment No. 5 to Loan and Security Agreement dated as of October 15, 1993 (the "Fifth VSR Amendment") and an Amendment No. 6 to Loan and Security Agreement dated as of August 31, 1994 (the "Sixth VSR Amendment"), and an Amendment No. 7 to Loan and Security Agreement dated as of August 16, 1996 (the "Seventh VSR Amendment"). The Original VSR Loan Agreement, as amended by the First VSR Amendment, the Second VSR Amendment, the Third VSR Amendment, the Fourth VSR Amendment, the Fifth VSR Amendment, the Sixth VSR Amendment and the Seventh VSR Amendment, is hereinafter collectively referred to as the "Existing VSR Loan Agreement."

               F. GREFCO was a wholly-owned subsidiary of Lender. Pursuant to a plan of liquidation, GREFCO was liquidated into Lender. Further, pursuant to such plan of liquidation, GREFCO assigned all of GREFCO's rights under the Existing PEC Loan Agreement and under the Existing VSR Loan Agreement to Lender.

               G. Pursuant to that Agreement and Plan of Merger dated as of July 24, 1992 by and between Borrower and VSR, and those Articles of Merger of Vacation Spa Resorts, Inc. with and into Preferred Equities Corporation dated as of March 10, 1993, VSR was, effective March 11, 1993, merged into Borrower. As a result of such merger, Borrower


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has succeeded to all rights and privileges of VSR and has become responsible and liable for all liabilities and obligations of VSR.

               H. Pursuant to that certain Assumption Agreement (With Consent and Agreement of Guarantor) dated June 28, 1993 between Lender and Borrower, Borrower acknowledged and agreed that it was irrevocably and unconditionally liable for the repayment of the loan made pursuant to the Existing VSR Loan Agreement and for the payment, performance and observance of all of the obligations, covenants and representations and warranties of VSR as set forth in the Existing VSR Loan Agreement and in the documents executed in connection therewith as if Borrower was an original party to such agreement and documents.

               I. Borrower and Lender have agreed to consolidate the Existing PEC Loan Agreement and Existing VSR Loan Agreement (collectively the "Existing Loan Agreement") and thereafter to further modify and amend and restate in its entirety the Existing Loan Agreement, in accordance with the provisions of this Second Amended and Restated and Consolidated Loan and Security Agreement. It is the purpose and intent of Borrower and Lender that this Second Amended and Restated and Consolidated Loan and Security Agreement shall set forth all existing terms and conditions of the Loan described herein, and all previous and prior terms, conditions and provisions of the Loan as set forth in the Existing PEC Loan Agreement and the Existing VSR Loan Agreement are collectively merged herein and all inconsistent or contrary provisions of the Existing PEC Loan Agreement and/or the Existing VSR Loan Agreement shall be of no further force or effect.

               J. Additionally, Borrower has requested, and Lender has agreed to fund (pursuant to the terms and conditions of this Agreement), Advances under the Mortgage Loan Facility to finance the acquisition and renovation of an Additional Project consisting of three (3) buildings located at 184 Winnick Avenue, 190 Winnick Avenue and 196 Winnick Avenue in Las Vegas, Nevada, more particularly described in EXHIBIT "I-P" attached hereto (the "Second Winnick Building Addition"), and including eighteen (18) time-share units. Borrower has also requested, and Lender has agreed, in accordance with and subject to the conditions of this Agreement, to make Advances of the Receivables Loan, from time to time, against Instruments or Contracts arising from the Second Winnick Building Addition.

               NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Borrower agree as follows:


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

                                    ARTICLE I

                                   DEFINITIONS

               Except where the context shall clearly otherwise require a different interpretation, all capitalized terms used throughout this Agreement shall have the meaning indicated or assigned to them, whether set forth above or below or elsewhere in this Agreement.

               "ADDITIONAL PROJECT": shall mean the real property, together with the buildings and improvements thereon, and interests and appurtenances thereto, of any one or more additional time-share or lot projects which are specifically approved by Lender pursuant to this Agreement .

               "ADDITIONAL PROJECT DEVELOPER": shall mean Borrower or one or more Subsidiaries of Borrower from which the Borrower has acquired receivables which are to become Receivables Collateral for or arising from the sale of a Unit or Lot in a Project.

               "ADVANCE": shall mean the monies or funds advanced from time to time by Lender to Borrower in accordance with the terms and conditions of this Agreement.

               "AGENCY AGREEMENT": shall mean that certain Agency Agreement, dated as of February 1, 1988, among Lender, Borrower and Collection Agent, together with all exhibits and schedules attached thereto and all renewals, extensions, amendments, replacements, restatements, supplements or modifications from time to time made thereto.

               "AGREEMENT": shall mean this Second Amended and Restated and Consolidated Loan and Security Agreement, together with all exhibits and schedules attached hereto and all renewals, extensions, amendments, replacements, restatements, supplements or modifications from time to time made hereto or thereto.

               "ALOHA BAY": shall mean that certain time-share resort facility commonly known as Aloha Bay, consisting of thirty-two (32) time-share units located in Pinellas County, Florida, as more particularly described in EXHIBIT "I-A" attached hereto.

               "ALOHA BAY MATURITY DATE": shall mean May 20, 1998.

               "ALOHA BAY MORTGAGE": shall mean that certain Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of September 22, 1995 and recorded against Aloha Bay on September 26, 1995 as Instrument No. 95-241270, Book 9117, Page 280, Official Records of Pinellas County, Florida, together with any modifications, amendments or supplements from time to time made thereto, whether now or hereafter existing.


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               "ALOHA BAY NOTE": shall mean that certain Promissory Note of
Borrower dated as of September 22, 1995 in the original principal amount of $3,600,000.00 evidencing the Advances of the Loan made by Lender to Borrower with respect to Aloha Bay, together with any modifications, amendments, restatements or supplements from time to time made thereto, whether now or hereafter existing.

               "ALOHA BAY RELEASE FEES": shall have the meaning set forth in PARAGRAPH 3.9 of this Agreement.

               "ANNUAL SERVICE FEES": shall mean those fees due under the terms and conditions of the Contracts or Instruments payable by Purchasers to any Trustee or to any Association for providing hotel services, maintenance, repairs, replacements, tax payments, hazard insurance, and the like.

               "APPLICABLE TRUST": shall mean any Trust which has assigned to Lender its right, title and interest in and to any Contract or Instrument.

               "APPLICABLE USURY LAW": shall mean the usury law applicable pursuant to the choice of law of the parties set forth in ARTICLE XI, PARAGRAPH
11.10 hereof.

               "ASSIGNMENTS": shall mean and refer to the Assignment of Instruments and the Assignment of Contracts delivered by Borrower and/or any Trust with respect thereto to Lender concurrently with each Advance under the terms of which Borrower unconditionally transfers and assigns, with full recourse, and any Applicable Trust unconditionally transfers and assigns, without recourse, all of Borrower's or such Trust's title and interest in and to the Eligible Receivables described therein free and clear of all claims, demands, liens and encumbrances of third parties, as collateral security for the Loan, together with all documents and assignments issued in connection therewith.

               "ASSOCIATION (FOUNTAINS)": shall mean the Grand Flamingo Fountains Owners Association, a Nevada nonstock, nonprofit corporation.

               "ASSOCIATION (RENO)": shall mean the Reno Spa Resort Owners Association, a Nevada nonstock, nonprofit corporation.

               "ASSOCIATION (SUITES)": shall mean the Grand Flamingo Suites Owners Association, a Nevada nonstock, nonprofit corporation.

               "ASSOCIATION (TERRACES)": shall mean the Grand Flamingo Terraces Owners Association, a Nevada nonstock, nonprofit corporation


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               "ASSOCIATION (TERRACES FOUR)": shall mean the Grand Flamingo
Terraces Four Owners Association, a Nevada nonstock, nonprofit corporation.

               "ASSOCIATION (TOWERS)": shall mean the Grand Flamingo Owners Association, a Nevada nonstock, nonprofit corporation.

               "ASSOCIATION (VILLAS)": shall mean the Grand Flamingo Villas Owners Association, a Nevada nonstock, nonprofit corporation.

               "ASSOCIATION (WINNICK)": shall mean the Grand Flamingo Winnick Owners Association, a Nevada nonstock, nonprofit corporation.

               "ASSOCIATIONS": shall mean the Association (Fountains), the Association (Reno), the Association (Suites), the Association (Terraces), the Association (Terraces Four), the Association (Towers), the Association (Villas) and the Association (Winnick), collectively.

               "BORROWER": shall mean Preferred Equities Corporation, a Nevada corporation, with its principal place of business and mailing address at 4310 Paradise Road, Las Vegas, Nevada 89109.

               "BORROWING BASE": shall mean, as of the date of any determination thereof, an amount equal to the lesser of (a) 85% of the unpaid principal balance payable under the Eligible Receivables, or (b) 90% of the then present value assigned to the unmatured installments of principal and interest payable under the Eligible Receivables, discounted at Lender's prevailing discount rate calculated as set forth in PARAGRAPH 7.6(I)(C); provided, however, that the maximum Borrowing Base allocable to Eligible Receivables arising from the sale of Units in Project (Reno) shall not in any event exceed $4,000,000.00; and provided, further, that the maximum Borrowing Base allocable to Eligible Receivables arising from the sale of Lots shall not in any event exceed $35,000,000.00 in the aggregate; and provided, further, that the maximum Borrowing Base allocable to Eligible Receivables arising from Unsolidified Lot Sales shall be equal to 65% of the unpaid principal balance of all Eligible Receivables consisting of Receivables Collateral constituting Unsolidified Lot Sales, not to exceed at any time, however, the lesser of (i) an amount equal to ten percent (10%) of the total unpaid principal balance of all Eligible Receivables consisting of Receivables Collateral which are not constituted of Unsolidified Lot Sales if the Borrowing Base allocable to Eligible Receivables arising from the sale of Unsolidified Lot Sales exceeds at any time the amount of $2,500,000.00, or (ii) $3,500,000.00.

               "CLOSING DATE": shall mean that date that all of the conditions precedent described in ARTICLE XII below have been satisfied, which date shall not occur later than May 15, 1997.


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

               "COLLECTION AGENT": shall mean Bank of America, N.T. & S.A., or should such entity cease to act as collection agent under the Agency Agreement, its successor as collection agent under the Agency Agreement.

               "CONTRACT": shall mean a contract of sale, for a fee or right to use interest in a Unit or a Lot in any portion of the Project, which is assigned to Lender.

               "CONTROL GROUP": shall mean:

                      (a) Guarantor and any successor thereof;

                      (b) Robert Nederlander, Jerome J. Cohen, Wilbur L. Ross, Jr., Eugene I. Schuster, Herbert B. Hirsch, Don A. Mayerson, John E. McConnaughy, Jr., or any of them; and

                      (c) Persons which beneficially own, directly or indirectly, five percent (5%) or more of the outstanding capital stock of any class or classes having by the terms thereof the ordinary voting power to elect a majority of the directors of Guarantor or Borrower (irrespective of whether at the time capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency).

               "CUSTODIAL AGREEMENT": shall mean that certain Custodial Agreement, dated as of April 16, 1990, among Lender, Borrower, and Custodian, substantially in the form of EXHIBIT "I-B" hereto, together with all exhibits and schedules attached thereto and all renewals, extensions, amendments, restatements, replacements, supplements or modifications from time to time made thereto.

               "CUSTODIAN": shall mean Bank of America, N.T. & S.A., on behalf of Bank of New York, in its sole capacity as custodian under the Custodial Agreement, or should such entity cease to act as custodian under the Custodial Agreement, its successor as custodian under the Custodial Agreement.

               "DOCUMENTS": shall mean the Receivables Note, the Ida Building One Note, the Ida Building Two Note, the Office Note, the Aloha Bay Note, the Winnick Building Addition Note, the Ida Building Addition Note, the Towers Note, the Second Winnick Building Addition Note, the Guarantee, the Huerfano County Deed of Trust, the Headquarters Deed of Trust, the FCFC Deed of Trust, the Ida Building One Deed of Trust, the Ida Building Two Deed of Trust, the Aloha Bay Mortgage, the Winnick Building Addition Deed of Trust, the Ida Building Addition Deed of Trust, the Second Winnick Building Addition Deed of Trust, the Assignments, the Contracts, the Instruments, the Agency Agreement, the Custodial Agreement, the Oversight Agreement, this Agreement, and any and all other documents and instruments executed in connection with the Loan, together with any and all renewals, extensions, amendments, restatements or replacements thereof, whether now or hereafter existing.

               "ELIGIBLE RECEIVABLES": shall mean Contracts and Instruments which conform to the criteria and standards set forth in EXHIBIT "I-C" attached hereto and by this reference incorporated herein; provided, however, that Lender, in its sole discretion and upon terms and conditions satisfactory to Lender, may waive specific criteria and/or standards with respect to certain otherwise ineligible Instruments and Contracts; provided, however, that any such waiver may be revoked, at any time, with respect to any such otherwise ineligible Instruments or Contracts against which Advances are not outstanding. An Instrument or Contract that has qualified as an Eligible Receivable shall cease to be an Eligible Receivable upon the date of the occurrence of any of the following: (a) any one installment due with respect to an Eligible Receivable becomes more than fifty-nine (59) days past due, or (b) the Eligible Receivable otherwise fails to continue to meet the requirements of an Eligible Receivable.

               "EVENT OF DEFAULT": the meaning set forth in ARTICLE IX hereof.

               "EXISTING PEC LOAN AGREEMENT": shall have the meaning set forth in the Recitals to this Agreement.

               "EXISTING VSR LOAN AGREEMENT": shall have the meaning set forth in the Recitals to this Agreement.

               "FCFC DEED OF TRUST": shall mean that certain Deed of Trust, Assignment of Rents and Proceeds and Security Agreement dated as of June 5, 1996 and recorded against the FCFC Property on June 7, 1996 in Book 960607 as Instrument No. 01797, Official Records of Clark County, Nevada, together with any modifications, amendments or supplements from time to time made thereto, whether now or hereafter existing.

               "FCFC PROPERTY": shall mean that certain office building located at 1500 East Tropicana, Las Vegas, Nevada, and legally described in EXHIBIT "I-D" attached hereto.

               "FCN": shall mean First Corporation of Nevada, a Nevada corporation.

               "FPSI": shall mean FINOVA Portfolio Services, Inc., an Arizona corporation, a wholly owned subsidiary of Lender, formerly known as GFC Portfolio Services, Inc.

               "FOUNTAINS": shall mean that certain time-share resort facility commonly known as Grand Flamingo Fountains, consisting of twelve (12) time-share units and more particularly described on EXHIBIT "I-E" attached hereto.


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               "GAAP": shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board and such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

               "GFC": shall mean GRAND FLAMINGO CORPORATION, a Nevada corporation.

               "GUARANTEE": shall mean that certain Amended and Restated Guarantee and Subordination Agreement between Guarantor and Lender and dated as of May 10, 1989.

               "GUARANTOR": shall mean Mego Financial Corp., a New York corporation (formerly named Mego Corp.).

               "HEADQUARTERS BUILDING": shall mean that certain office building located at 4310 Paradise Road, Las Vegas, Nevada, and more particularly described in EXHIBIT "I-F" attached hereto.

               "HEADQUARTERS DEED OF TRUST": shall mean that certain Deed of Trust, Assignment of Rents and Proceeds and Security Agreement, dated as of June 28, 1993, and recorded against the Headquarters Building on June 30, 1993 in Book 930630, Instrument No. 02521, Official Records of Clark County, Nevada, together with any and all amendments, supplements or modifications from time to time made thereto, whether now or hereafter existing.

               "Huerfano County Deed of Trust": shall mean that certain Deed of Trust, Assignment of Rents and Security Agreement, dated as of February 1, 1988, which was delivered by Borrower to Lender and recorded against that portion of the Project located in Huerfano County, Colorado on February 2, 1988 at Reception No. 968 in Book M, Page 312, Official Records of Huerfano County, Colorado, together with any and all amendments, supplements or modifications from time to time made thereto, whether now or hereafter existing.

               "IDA BUILDING ADDITION": shall mean that certain time-share resort facility located at 190 and 196 Ida Street, Las Vegas, Nevada, consisting of twenty-four (24) time-share units and more particularly described in EXHIBIT "I-G" attached hereto.

               "IDA BUILDING ADDITION DEED OF TRUST": shall mean that certain Deed of Trust, Assignment of Rents and Proceeds and Security Agreement dated as of December 13, 1995 and recorded against the Ida Building Addition on March 25, 1996 in Book 960325, Instrument No. 01233, Official Records of Clark County, Nevada, together with any and all

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


amendments, supplements or modifications from time to time made thereto, whether now or hereafter existing.

               "IDA BUILDING ADDITION INCENTIVE FEE": shall have the meaning set forth in PARAGRAPH 7.16 of this Agreement.

               "IDA BUILDING ADDITION MATURITY DATE": shall mean that date which occurs twenty-four (24) months following the date that Lender makes the last Advance under the Mortgage Loan Facility with respect to the Ida Building Addition (or in the event there is no such day in the 24th month, on the last day of such month).

               "IDA BUILDING ADDITION NOTE": shall mean that certain Promissory Note of Borrower dated December 13, 1995, executed and delivered to Lender in the amount of $1,500,000.00, evidencing Advances of the Loan made under the Mortgage Loan Facility with respect to the Ida Building Addition, together with any modifications, amendments, restatements or supplements from time to time made thereto, whether now or hereafter existing.

               "IDA BUILDING ADDITION RELEASE FEE": shall have the meaning set forth in PARAGRAPH 3.14 of this Agreement.

               "IDA BUILDING ONE": shall mean that certain time-share resort facility located at 170 and 178 Ida Street, Las Vegas, Nevada, consisting of 48 time-share units and more particularly described in EXHIBIT "I-H" attached hereto.

               "IDA BUILDING ONE DEED OF TRUST": shall mean that certain Deed of Trust, Assignment of Rents and Proceeds and Security Agreement [Ida Building One] dated as of January 26, 1995 and recorded against Ida Building One on January 31, 1995 in Book 950131, Instrument No. 01454, Official Records of Clark County, Nevada, together with any and all amendments, supplements or modifications from time to time made thereto, whether now or hereafter existing.

               "IDA BUILDING ONE INCENTIVE FEE": shall have the meaning set forth in PARAGRAPH 7.13 of this Agreement.

               "IDA BUILDING ONE MATURITY DATE":  shall mean January 31, 1998.

               "IDA BUILDING ONE NOTE": shall mean that certain Promissory Note of Borrower dated as of January 26, 1995, executed and delivered to Lender in the amount of $2,999,700.00, evidencing the Advances of the Loan made under the Mortgage Loan Facility with respect to Ida Building One, together with any modifications, amendments, restatements or supplements from time to time made thereto, whether now or hereafter existing.


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


               "IDA BUILDING ONE RELEASE FEES": shall have the meaning set forth in PARAGRAPH 3.12 of this Agreement.

               "IDA BUILDING TWO": shall mean that certain time-share resort facility located at 165, 171 and 177 Ida Street, Las Vegas, Nevada, consisting of 18 time-share units more particularly described in EXHIBIT "I-I" attached hereto.

               "IDA BUILDING TWO DEED OF TRUST": shall mean that certain Deed of Trust, Assignment of Rents and Proceeds and Security Agreement [Ida Building Two] dated as of April 27, 1995 and recorded against Ida Building Two on May 26, 1995 in Book 950526, Instrument No. 01127, Official Records of Clark County, Nevada, together with any and all amendments, supplements or modifications from time to time made thereto, whether now or hereafter existing.

               "IDA BUILDING TWO INCENTIVE FEE": shall have the meaning set forth in PARAGRAPH 7.14 of this Agreement.

               "IDA BUILDING TWO MATURITY DATE": shall mean January 31, 1998.

               "IDA BUILDING TWO NOTE": shall mean that certain Promissory Note of Borrower dated as of April 27, 1995, executed and delivered to Lender in the amount of $1,755,000.00, evidencing the Advances of the Loan made under the Mortgage Loan Facility with respect to Ida Building Two, together with any modifications, amendments, restatements or supplements from time to time made thereto, whether now or hereafter existing.

               "IDA BUILDING TWO RELEASE FEES": shall have the meaning set forth in PARAGRAPH 3.13 of this Agreement.

               "INSTRUMENT": shall collectively mean a Purchaser Note, the Purchaser Mortgage which secures same and all other documents, instruments or other writings whatsoever which evidence or secure the obligations and indebtedness of a Purchaser of a Lot or Unit in the Project, and which is assigned to Lender.

               "LICENSE AGREEMENT": shall have the meaning set forth in PARAGRAPH 8.32 hereof.

               "LOAN": shall mean the lines of credit and other loans extended by Lender to Borrower in accordance with the terms of this Agreement in a principal amount not to exceed at any time outstanding the Maximum Loan Amount.

               "LOT": a lot in any Project as shown on the recorded subdivision plat thereof.


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

               "MAXIMUM LOAN AMOUNT": shall mean Seventy-five Million United States Dollars (U.S. $75,000,000.00).

               "MORTGAGE": shall mean a mortgage or deed of trust or other form of indenture under the terms of which the Person executing and delivering such Mortgage shall grant, convey, sell and assign to Lender a first lien upon real property.

               "MORTGAGE LOAN FACILITY": shall mean that portion of the Loan not to exceed $15,000,000.00 under which Advances may be made to Borrower on a revolving basis in order to finance Borrower's acquisition and refurbishment of time-share resort facilities. The Advances outstanding under the Mortgage Loan Facility as of the Closing Date include the Advances of the Loan evidenced by the Ida Building One Note, the Ida Building Two Note, the Ida Building Addition Note, the Winnick Building Addition Note, the Second Winnick Building Addition Note (to the extent that any Advances are made under the Second Winnick Building Addition Note as of the Closing Date) and the Towers Note, but do not include the amounts outstanding under the Aloha Bay Note and the Office Note.

               "MORTGAGE LOAN FACILITY BORROWING TERM": shall mean the period of time during which Lender is committed to make Advances under the Mortgage Loan Facility pursuant to this Agreement, which commitment shall terminate twelve
(12) months after the Closing Date.

               "MORTGAGE LOAN FACILITY MATURITY DATE": shall mean, with respect to any Additional Project funded under the Mortgage Loan Facility, the date which shall occur two (2) years after the date on which the last Advance is made with respect to such Additional Project.

               "MORTGAGE LOAN FEE": shall mean a fee in an amount equal to one-half percent (1/2%) of each of the Advances made by Lender to Borrower under the Mortgage Loan Facility, which is due and payable in full by Borrower on the date that each such Advance is made under the Mortgage Loan Facility.

               "NOTES": shall mean the Receivables Note, the Aloha Bay Note, the Office Note, the Ida Building One Note, the Ida Building Two Note, the Ida Building Addition Note, the Winnick Building Addition Note, the Second Winnick Building Addition Note, the Towers Note, any other Project Note and any additional promissory notes executed by Borrower executed and delivered to Lender with respect to the Loan pursuant to the terms and conditions of this Agreement.

               "OBLIGATIONS": shall mean each and every obligation, duty, covenant, undertaking and condition which Borrower is required or has agreed to perform under the Documents, and each and every other obligation of Borrower now or hereafter owing to Lender.

               "OFFICE NOTE": shall mean the Second Amended and Restated Promissory Note [Headquarters and FCFC Property] dated as of June 5, 1996, executed and delivered to Lender in the original principal amount of $6,773,778.74, evidencing the Advances made with respect to the FCFC Property and the Headquarters Building, together with any modifications, amendments, restatements or supplements from time to time made thereto, whether now or hereafter existing.

               "OFFICE NOTE MATURITY DATE": shall mean July 1, 2003.

               "OVERDUE RATE": shall mean the interest rate payable by Borrower under the terms of the Note for delinquent monthly installments or in the event that an Event of Default occurs.

               "OVERSIGHT AGREEMENT": shall mean that certain Oversight and Agency Agreement between Lender, Borrower and FPSI dated as of August 31, 1994, as from time to time amended, renewed or restated.

               "PERFORM", "PERFORMED" or "PERFORMANCE": shall mean the timely, faithful and complete payment and performance of all Obligations by the Borrower.

               "PERMITTED ENCUMBRANCES": shall mean each and every restriction, reservation and easement of record, inchoate mechanics' liens and inchoate liens for taxes and assessments, which individually and in the aggregate do not render title to the property which they encumber unmarketable.

               "PERSON": shall mean any adult individual, partnership, corporation, trust, unincorporated organization or other form of business entity whatsoever, or any government or agency or political subdivision thereof.

               "PROJECT": shall mean each of, or collectively, as the context may require, the Winnick Building Addition, the Ida Building Addition, Aloha Bay, Ida Building One, Ida Building Two, South Park Ranches, Suites Phase I, Suites Phase II, Fountains, Winnick, the Second Winnick Building Addition, Project (Reno), Project (Towers), Project (Villas), Project (Terraces-Phase 1), Project (Terraces-Phase 2), any Additional Projects, and those certain real estate developments which are owned by the Borrower or the Trustee, located in Nye County and Clark County in the State of Nevada, and Huerfano County in the State of Colorado, which are more particularly described in EXHIBIT "I-J" hereto.

               "PROJECT (RENO)": shall mean the real property together with the buildings and improvements thereon, and interests and appurtenances thereto, and commonly known as the "Reno Spa Resort Club," as more particularly described in EXHIBIT "I-K" hereto.

               "PROJECT (TERRACES-PHASE 1): shall mean the real property, together with the buildings and improvements thereon, and interests and appurtenances thereto, as more particularly described in EXHIBIT "I-L" hereto.

               "PROJECT (TERRACES-PHASE 2): shall mean the real property, together with the buildings and improvements thereon, and interests and appurtenances thereto, as more particularly described in EXHIBIT "I-M" hereto.

               "PROJECT (TOWERS)": shall mean the real property, together with the buildings and improvements thereon, and interests and appurtenances thereto, commonly known as the "Grand Flamingo Towers," as more particularly described in EXHIBIT "I-N" hereto.

               "PROJECT (VILLAS)": shall mean the real property, together with the buildings and improvements thereon, and interests and appurtenances thereto, commonly known as the "Grand Flamingo Villas," as more particularly described in EXHIBIT "I-O" hereto.

               "PROJECT INCENTIVE FEE": shall mean that Incentive Fee payable with respect to each Additional Project for which Advances under the Mortgage Loan Facility are made by Lender to Borrower, as more particularly described in PARAGRAPH 7.19 of this Agreement.

               "PROJECT NOTE": shall have the meaning set forth in PARAGRAPH
2.3.6 below.

               "PROJECT RELEASE FEE": shall mean that release fee payable with respect to each Additional Project under which Advances of the Mortgage Loan Facility are made by Lender to Borrower, as more particularly described in PARAGRAPH 3.17 of this Agreement.

               "PURCHASER": shall mean a Person who buys a Lot or Unit in any Project from Borrower or an Additional Project Developer.

               "PURCHASER MORTGAGES": shall mean all deeds of trust, mortgages, security agreements, financing statements, or other security instruments of every type and nature on or affecting a Lot or Unit in any Project or any interest therein and which secure the Contracts and Instruments assigned to Lender or evidence any rights of Borrower or any Trust in or to such Contracts or Instruments.

               "PURCHASER NOTE": shall mean a promissory note executed and delivered by a Purchaser to evidence such Person's indebtedness to Borrower with respect to the purchase of a Lot or Unit by such Purchaser.

               "RECEIVABLES BORROWING TERM": shall mean the period of time during which Lender is committed to make Advances of the Receivables Loan under this Agreement which commitment shall terminate on the first to occur of (a) that date that is thirty-six (36) months after the date of the first Advance under the Receivables Loan after the Closing Date, or (b) May 31, 2000.

               "RECEIVABLES COLLATERAL":  shall mean:

                      (a) all right, title and interest of Borrower, Trustee, any Co-Trustee or any other vendor in those certain Contracts and Instruments, whether now existing or hereafter arising, which are, now or hereafter, assigned, endorsed or delivered to Lender, or Lender's agent, (and which have not been reassigned by Lender) pursuant hereto or against which an Advance has been made (and replacements or substitutions thereof), including, without limitation, all proceeds, property, property rights, privileges and benefits arising out of, from the enforcement of, or in connection with the Contracts, Instruments, property rights or the policies of insurance referred to below, including, without limitation, all cash, checks, notes, chattel paper, drafts and other instruments for the payment of money, all property returned by or reclaimed or repossessed from customers, all rights of foreclosure, termination, dispossession, repossession, all documents, instruments, accounts, contracts, liens and security instruments and all guarantees relating to or arising out of the Contracts or Instruments whether such guarantees are given by individuals, corporations or partnerships or by any federal, state or local governmental or quasi-governmental entities, all collateral, security deposits, tax escrows and down payments (to the extent the same may be pledged under applicable law), or other security securing the obligations of any person under or relating to the Contracts or Instruments, all credit balances in favor of Borrower on Lender's books, and all rights and remedies of whatever kind or nature Borrower or any Trust may hold or acquire for the purpose of securing or enforcing the Contracts or Instruments, and all general intangibles relating to or arising out of the Contracts or Instruments or policies of insurance referred to below; provided, however, that the foregoing shall not include any Annual Service Fees or proceeds thereof;

                      (b) subject to the prior rights, if any, of third parties, all property rights relating to or arising out the Contracts or Instruments, policies of insurance relating to or arising out of such Contracts or Instruments (to the extent the same may be pledged under the Trust Agreements), including, without limitation, all general intangibles relating to or arising out of such policies of insurance, and all collateral, security deposits and down payments (to the extent the same may be pledged under applicable law), or other security securing the obligations of any Purchaser under or relating to such Contracts or Instruments;

                      (c) all proceeds of insurance (to the extent permitted by applicable law, the Trust Agreements and any declaration of covenants, conditions and restrictions), including, without limitation, property, casualty and title insurance, affecting such Contracts and Instruments or the portion of the Project affected by such Contracts and Instruments or delivered in connection therewith;

                      (d) all rights, if any, under escrow agreements and all impound and/or reserve accounts pertaining to the foregoing;

                      (e) all files, books and records of Borrower pertaining to any of the foregoing, including all records, ledgers, and computer programs, discs or tapes, files, printouts, runs and other computer prepared information indicating, summarizing, or evidencing such Contracts and Instruments or related to any Project; and

                      (f)    the proceeds from the foregoing.

               "RECEIVABLES LOAN": shall mean that portion of the Loan not to exceed $75,000,000.00, less the aggregate outstanding principal balance of (a) all Advances made under the Mortgage Loan Facility, (b) the Aloha Bay Note, and
(c) the Office Note.

               "RECEIVABLES LOAN FEE": shall mean that loan fee payable by Borrower in consideration of Lender's execution of this Agreement and the commitments made by Lender hereunder, in the amount of up to $250,000.00. A portion of the Receivables Loan Fee in an amount equal to $180,000.00 shall be paid by Borrower simultaneously with the first Advance under the Receivables Loan after the Closing Date. The balance of the Receivables Loan Fee ($70,000.00) shall be paid if and when the outstanding principal balance of all Advances of the Receivables Loan equals or exceeds $68,000,000.00.

               "RECEIVABLES MATURITY DATE": shall mean the date which shall occur (a) seven (7) years after the date on which the last Advance of the Receivables Loan is made under the terms of this Agreement with respect to Receivables Collateral secured by Units, and (b) ten (10) years after the date on which the last Advance of the Receivables Loan is made under the terms of this Agreement with respect to Receivables Collateral secured by Lots.

               "RECEIVABLES NOTE": shall mean the "Second Amended and Restated Promissory Note" evidencing the Receivables Loan, dated of even date herewith, consolidating the indebtedness owed by Borrower under the Existing PEC Loan Agreement and under the Existing VSR Loan Agreement, as further amended, renewed and restated.

               "RELEASE CONDITIONS": shall mean the satisfaction of each of the following conditions:

                      (a) No Event of Default shall have occurred or be continuing and no event shall then exist, which with notice, passage of time or both would constitute an Event of Default;

                      (b) The Unit or Lot to be released must have been sold by Borrower in the ordinary course of Borrower's business in a bona fide arms-length transaction;

                      (c) The Purchaser of the Unit or Lot shall not be affiliated with Borrower or with any of the Control Group;

                      (d) Lender shall have received a written request for such release in which Borrower certifies as to compliance with items (a) through (c) above, and further certifies that all other requirements for such release have been satisfied;

                      (e) Borrower has paid all of Lender's out-of-pocket expenses incurred in connection with such release and has submitted to Lender all necessary documents for the same.

For the purposes hereof, a Person shall be deemed affiliated with Borrower or the Control Group if it is a shareholder, officer, director, agent, employee, salesman, broker or creditor of Borrower or the Control Group, or relative of Borrower or the Control Group or of any of the foregoing, or any other Person related to or affiliated with Borrower or the Control Group, including, without limitation, the Guarantor and any independent contractors.

               "SECOND WINNICK BUILDING ADDITION": shall have the meaning set forth in Recital "J".

               "SECOND WINNICK BUILDING ADDITION ADVANCES": shall mean those Advances against the Maximum Loan Amount and the Mortgage Loan Facility in the amount of up to $1,818,000.00 made or to be made by Lender to Borrower, the proceeds of which are to be used to pay a portion of Borrower's costs in acquiring and renovating the Second Winnick Building Addition.

               "SECOND WINNICK BUILDING ADDITION DEED OF TRUST": shall mean that certain Deed of Trust, Assignment of Rents and Proceeds and Security Agreement dated of even date with this Agreement and to be recorded against the Second Winnick Building Addition, together with any and all amendments, supplements or modifications from time to time made thereto.

               "SECOND WINNICK BUILDING ADDITION INCENTIVE FEE": shall have the meaning set fort in PARAGRAPH 7.18 of this Agreement.

               "SECOND WINNICK BUILDING ADDITION MATURITY DATE": shall mean that date which occurs twenty-four (24) months following the date that Lender makes the last Advance under the Mortgage Loan Facility with respect to the Second Winnick Building Addition (or in the event there is no such day in the 24th month, on the last day of such month).

               "SECOND WINNICK BUILDING ADDITION NOTE": shall mean that certain Promissory Note of Borrower of even date with this Agreement, executed and delivered to Lender in the amount of up to $1,818,000.00, evidencing the Second Winnick Building Addition Advances.

               "SECOND WINNICK BUILDING ADDITION RELEASE FEES": shall have the meaning set forth in PARAGRAPH 3.16 of this Agreement.

               "SECURITY": shall have the same meaning as set forth in Section 2(1) of the Securities Act of 1933, as amended.

               "SECURITY INTEREST": a direct and exclusive first priority security interest or lien which has been perfected under the Uniform Commercial Code, or applicable real property law of the state(s) in which any such security interest or lien must be perfected; provided, however, that with respect to any portion of the Receivables Collateral not covered by the Uniform Commercial Code, it shall mean a direct and exclusive first lien on such property which has been perfected in the manner provided by law.

               "SOUTH PARK RANCHES": shall mean that certain subdivision known as South Park Ranches, located in Park County, Colorado, more fully described on EXHIBIT "I-Q" attached hereto.

               "SUBSIDIARIES": shall mean, with respect to any Person: (a) any corporation in which such Person, directly or indirectly through its Subsidiaries, owns more than fifty percent (50%) of the outstanding capital stock of any other class or classes having by the terms thereof the ordinary voting power to elect a majority of the directors of such corporation's stock (irrespective of whether at the time the capital stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency); and (b) any partnership, association, joint venture, or other entity in which such Person, directly or indirectly through its Subsidiaries, has more than a fifty percent (50%) equity interest at the time.

               "SUITES PHASE I": shall mean that certain time-share resort commonly known as Grand Flamingo Suites-Phase I located in Las Vegas, Nevada and more fully described on EXHIBIT "I-R" attached hereto.

               "SUITES PHASE II": shall mean that certain time-share resort commonly known as Grand Flamingo Suites-Phase II located in Las Vegas, Nevada and more fully described on EXHIBIT "I-S" attached hereto.

               "TERM": shall mean the duration of this Agreement commencing as of the year and day first above written and terminating on the date Borrower has performed all of the Obligations required of or agreed to by Borrower under the Documents.

               "TITLE COMPANY": shall mean a title insurance company acceptable to Lender in its sole but reasonable discretion.

               "TITLE POLICY": shall mean a Lender's policy of title insurance issued by a Title Company insuring the validity and priority of the lien of each Purchaser's Mortgage against a Lot or Unit of a Purchaser, which is to be assigned to Lender by Borrower hereunder, as a first lien upon the Lot or Unit, or in the event that a Lot or Unit is the subject of a Contract, a Lender's policy of title insurance issued by the Title Company insuring the validity and priority of the lien of Lender's Mortgage against such Lot or Unit, as a first lien upon the Lot or Unit. The term "Title Policy" shall also mean, as the context may require, a Lender's Policy of Title Insurance issued by a Title Company insuring the validity and priority of the lien of Lender's Mortgage recorded against any real property owned by Borrower as additional security for the performance by Borrower of its Obligations under this Agreement.

               "TOWERS ADVANCES": shall mean those Advances against the Maximum Loan Amount and the Mortgage Loan Facility in the total amount of $1,286,126.00 made by Lender to Borrower, the proceeds of which were to be used to pay a portion of Borrower's costs of the Towers Lobby Expansion.

               "TOWERS CLUB": shall have the meaning set forth in PARAGRAPH 8.32 hereof.

               "TOWERS LOBBY EXPANSION": shall mean the expansion, renovation and refurbishment of the lobby area within the Towers Club.

               "TOWERS NOTE": shall mean that Promissory Note of Borrower dated as of December 13, 1995, as amended pursuant to that Amendment No. 1 to Promissory Note [Towers Lobby] dated as of August 16, 1996, evidencing the Towers Advances, as may be further amended, restated, supplemented, replaced or modified from time to time after the date hereof.

               "TOWERS NOTE PRINCIPAL REDUCTION FEE": shall have the meaning set forth in SECTION 2.3.7.5.

               "TRUST (RENO)": shall mean the trust established pursuant to the Trust Agreement (Reno).

               "TRUST (SUITES)": shall mean the trust established pursuant to the Trust Agreement (Suites).

               "TRUST (TERRACES): shall mean the trust established pursuant to the Trust Agreement (Terraces).

               "TRUST (TOWERS)": shall mean the trust established pursuant to the Trust Agreement (Towers).

               "TRUST (VILLAS)": shall mean the trust established pursuant to the Trust Agreement (Villas).

               "TRUST AGREEMENT (RENO)": shall mean that certain Amended, Restated and Consolidated Trust Agreement-Reno Spa Resort Club, dated as of March 19, 1990, among Trustee (Reno), VSR and the Association (Reno), together with all exhibits and schedules attached thereto and all renewals, extensions, amendments, reinstatements, replacements, supplements or modifications from time to time made thereto.

               "TRUST AGREEMENT (SUITES)": shall mean that certain Trust Agreement dated as of November 13, 1991, between the Trustee (Suites), and Borrower, as trustor and beneficiary, together with all exhibits and schedules attached thereto and all renewals, extensions, amendments, restatements, replacements, supplements or modifications from time to time made thereto.

               "TRUST AGREEMENT (TERRACES)": shall mean that certain Trust Agreement dated as of December 8, 1989 between Valley Bank of Nevada and VSR, together with all exhibits and schedules attached thereto and all renewals, extensions, amendments, restatements, replacements, supplements or modifications from time to time made thereto.

               "TRUST AGREEMENT (TOWERS)": shall mean that certain Amended, Restated and Consolidated Trust Agreement [Grand Flamingo Towers] dated as of March 19, 1990, among Valley Bank of Nevada, VSR and Association (Towers), together with all exhibits and schedules attached thereto and all renewals, extensions, amendments, restatements, replacements, supplements or modifications from time to time made thereto.

               "TRUST AGREEMENT (VILLAS)": shall mean that certain Amended, Restated and Consolidated Trust Agreement [Grand Flamingo Villas] dated as of March 19, 1990, among Valley Bank of Nevada, VSR and Association (Villas), together with all exhibits and schedules attached thereto and all renewals, extensions, amendments, restatements, replacements, supplements or modifications from time to time made thereto.

               "TRUST AGREEMENTS": shall mean the Trust Agreement (Reno), the Trust Agreement (Towers), the Trust Agreement (Terraces), the Trust Agreement (Villas) and the Trust Agreement (Suites), collectively.

               "TRUST AGREEMENTS (LAS VEGAS)": shall mean the Trust Agreement (Towers), the Trust Agreement (Villas), the Trust Agreement (Terraces) and the Trust Agreement (Suites), collectively.

               "TRUSTEE": shall mean the respective Trustee or Trustees under each of the Trust Agreements or its successor as trustee or attorney-in-fact, as applicable.

               "TRUSTEE (RENO)": shall mean Bank of America, N.T. & S.A., a national banking corporation (successor-in-interest to Valley Bank of Nevada), in its capacity as Trustee of the Trust Agreement (Reno), its successors and assigns.

               "TRUSTEE (SUITES)": shall mean Bank of America, N.T. & S.A., a national banking corporation, in its sole capacity as trustee under the Trust Agreement (Suites), or should such entity cease to act as trustee under the Trust Agreement (Suites), its successor as trustee under the Trust Agreement (Suites).

               "TRUSTEE (TERRACES)": shall mean Bank of America, N.T. & S.A., a national banking association, in its sole capacity as trustee under the Trust Agreement (Terraces), or should such entity cease to act as trustee under the Trust Agreement (Terraces), its successor as trustee under the Trust Agreement (Terraces).

               "TRUSTEE (TOWERS)": shall mean Bank of America, N.T. & S.A., a national banking association, in its sole capacity as trustee under the Trust Agreement (Towers), or should such entity cease to act as trustee under the Trust Agreement (Towers), its successor as trustee under the Trust Agreement (Towers).

               "TRUSTEE (VILLAS)": shall mean Bank of America, N.T. & S.A., a national banking association, in its sole capacity as trustee under the Trust Agreement (Villas), or should such entity cease to act as trustee under the Trust Agreement (Villas), its successor as trustee under the Trust Agreement (Villas).

               "TRUSTS": shall mean the Trust (Reno), the Trust (Towers), the Trust (Terraces), the Trust (Villas) and Trust (Suites), collectively.

               "UNIT": shall mean a real property fee or right-to-use interest in all or a portion of the Project or any Additional Project which permits the purchaser or owner thereof the right to occupy a dwelling unit therein for a one-week interval of time during the calendar year or in which such purchaser or owner has an interest as a tenant-in-common in such dwelling unit and related undivided interest in common elements appurtenant thereto, together with the right to use such unit for a one-week period of time during any calendar year.

               "UNSOLIDIFIED LOT SALES": shall mean an Instrument or Contract which arises out of the sale of a Lot by Borrower to a Purchaser where such Purchaser has not personally inspected the Lot with a representative of Borrower and where the Instrument or Contract provides a specific period of time after the date of purchase (the "Rescission Period") within which the Purchaser may cancel the Instrument or Contract as a result of the fact that the Purchaser had not inspected the Lot prior to purchase. An Instrument or Contract shall cease to be deemed to be an Unsolidified Lot Sale after the expiration of the Rescission Period in the event that the Purchaser has not canceled or otherwise rescinded the Instrument or Contract.

               "UPGRADE": shall mean the process whereby a Purchaser has arranged for the termination or modification of an existing Contract or Instrument with respect to a certain Lot or Unit and has simultaneously entered into a new or revised Contract or Instrument for the purchase of a more expensive Lot or Unit. In no event shall an Upgrade mean rewriting of an existing Contract or Instrument, or the entering into of a new Contract or Instrument, so as to eliminate the default of the contract obligor thereunder.

               "VSR": shall have the meaning set forth in the Recitals in this Agreement.

               "WINNICK": shall mean that certain time-share resort facility commonly known as Grand Flamingo Winnick, consisting of twelve (12) time-share units and more particularly described in EXHIBIT "I-T" attached hereto.

               "WINNICK BUILDING ADDITION": shall mean that certain time-share resort facility commonly known as Plaza, consisting of twenty-two (22) time-share units and more particularly described in EXHIBIT "I-U" attached hereto.

               "WINNICK BUILDING ADDITION DEED OF TRUST": shall mean that certain Deed of Trust, Assignment of Rents and Proceeds and Security Agreement dated as of December 13, 1995 and recorded against the Winnick Building Addition on March 25, 1996 in Book 960325, Instrument No. 01237, Official Records of Clark County, Nevada, together with any and all amendments, supplements or modifications from time to time made thereto, whether now or hereafter existing.

               "WINNICK BUILDING ADDITION INCENTIVE FEE": shall have the meaning set forth in PARAGRAPH 7.17 of this Agreement.

               "WINNICK BUILDING ADDITION MATURITY DATE": shall mean February 28, 1999.

               "WINNICK BUILDING ADDITION NOTE": shall mean that certain Promissory Note of Borrower dated as of December 13, 1995, executed and delivered to Lender in the amount of $2,100,000.00, evidencing the Advances of the Loan made under the Mortgage

Loan Facility made with respect to the Winnick Building Addition, together with any modifications, amendments, restatements or supplements from time to time made thereto, whether now or hereafter existing.

               "WINNICK BUILDING ADDITION RELEASE FEES": shall have the meaning set forth in PARAGRAPH 3.15 of this Agreement.

                                   ARTICLE II

                                    THE LOAN

               2.1 THE LOAN. Subject to the terms and conditions of this Agreement, Lender hereby agrees to make a Loan to Borrower in the amounts and for the purposes hereinafter described. The Loan shall be constituted of the Receivables Loan, the Mortgage Loan Facility, a $3,600,000.00 nonrevolving mortgage loan previously made with respect to Aloha Bay (the "Aloha Bay Loan"), and a $6,773,778.74 nonrevolving mortgage loan previously made with respect to the Headquarters Building and the FCFC Property (the "Office Loan").

               2.2 RECEIVABLES LOAN. Upon Borrower's request, subject to the conditions precedent stated in ARTICLE V hereof and elsewhere in this Agreement, Lender hereby agrees that the Receivables Loan will be disbursed to Borrower, from time to time, in periodic advances, but in no event after the Receivables Borrowing Term has expired, in amounts not to exceed those determined by subtracting (a) the difference between the unpaid principal balance outstanding under the Loan at the time of each Advance over the outstanding principal balance of the aggregate of (i) Advances made under the Mortgage Loan Facility,
(ii) the Aloha Bay Loan, and (iii) the Office Loan, from (b) the Borrowing Base, determined as of the date thereof after giving effect to all Eligible Receivables then assigned to (and not reassigned by) Lender; provided, however, that the outstanding principal amount of the Loan shall not exceed at any time the Maximum Loan Amount, and; provided, further, that the principal amount of any and all indebtedness of Borrower to Lender which is secured by Receivables Collateral encumbering Lots shall not exceed $35,000,000.00.

                      2.2.1 Advances of the Receivables Loan will not be made more frequently than once every month in amounts of not less than $100,000.00.

                      2.2.2 No Advances under the Receivables Loan will be made after the Receivables Borrowing Term has expired unless Lender, in its sole discretion, shall agree in writing to make additional Advances.

                      2.2.3 Borrower shall use the proceeds of the Receivables Loan for purposes of providing working capital to Borrower.

                      2.2.4 Except as hereinafter set forth, payments of principal and interest outstanding under the Receivables Loan shall be made in accordance with the terms and provisions of the Receivables Note.

                      2.2.5 Lender's obligation to make Advances of the Receivables Loan, from time to time, against Instruments or Contracts arising from the sale of Lots or Units in any Project is subject to and conditioned upon such Instruments or Contracts qualifying as Eligible Receivables and is furthermore subject to and conditioned upon the satisfaction of all other conditions precedent to the making of the Advance, as set forth in this Agreement. In connection therewith, but without limiting the generality of the foregoing, Lender's obligation to make Advances of the Receivables Loan against Instruments or Contracts arising from the sale of Lots or Units in any Additional Project is subject to Lender's receipt and approval of copies of the registrations/consents to sell/public offering statements/prospectuses and/or approvals thereof required to be issued by or used in all jurisdictions in which such Lots or Units will be offered for sale.

                      2.2.6 Notwithstanding anything contained in this Agreement or in any other agreement between Lender and Borrower, Lender shall have no obligation, under any circumstances, to make any Advance of the Receivables Loan with respect to any Eligible Receivable arising from the sale of Lot 26, Filing 54, in South Park Ranches.

               2.3 MORTGAGE LOAN FACILITY. Upon Borrower's request, and subject to the conditions precedent stated in PARAGRAPH 5.2.2 hereof and elsewhere in this Agreement, Lender hereby agrees that Advances under the Mortgage Loan Facility will be disbursed to Borrower, from time to time, in periodic Advances, but in no event after the Mortgage Loan Facility Borrowing Term has expired, in amounts not to exceed ninety percent (90%) of the total bona fide out-of-pocket costs and expenses incurred by Borrower in acquiring and renovating any Project which has been approved by Lender (exclusive of any overhead of or profits to Borrower or any of the Control Group (for the purposes of the foregoing, the term "overhead" shall not be deemed to include reasonable and customary salaries paid to employees of Borrower performing renovations with respect to such Project)); provided, however, that the outstanding principal amount of all Advances made under the Mortgage Loan Facility at any time shall not exceed $15,000,000.00.

                      2.3.1 Advances under the Mortgage Loan Facility shall not be made more frequently than once every month.

                      2.3.2 No Advances under the Mortgage Loan Facility will be made after the Mortgage Loan Facility Borrowing Term has expired unless Lender, in its sole discretion, shall agree in writing to make additional Advances thereunder.

                      2.3.3 Borrower shall use the proceeds of Advances made under the Mortgage Loan Facility for the purposes of acquiring, renovating and refurbishing Projects and Additional Projects which have been approved by Lender. Lender and Borrower hereby acknowledge and agree that Lender shall have no obligation to approve Additional Projects for funding under the Mortgage Loan Facility unless Lender has otherwise inspected and approved such Additional Project in its sole discretion, and Borrower has agreed that, if so approved by Lender, Lender shall have the right to elect to make Advances under the Receivables Loan against Eligible Receivables arising from Instruments or Contracts resulting from the sale of Units in such Additional Project.

                      2.3.4 Advances under the Mortgage Loan Facility shall not be made with respect to any Projects consisting of Lots.

                      2.3.5 Disbursements of any Advances requested by Borrower under the Mortgage Loan Facility shall be made in accordance with Lender's customary construction draw procedures and guidelines then in effect with respect to construction loans, or as reimbursements for amounts expended by Borrower as established by evidence satisfactory to Lender.

                      2.3.6 Except as otherwise provided in this Agreement, payments of principal and interest outstanding under any Advances made under the Mortgage Loan Facility shall be made in accordance with the terms and provisions of a separate promissory note to be executed by Borrower and delivered to Lender at the time of the initial Advance made by Lender under the Mortgage Loan Facility with respect to the Additional Project (hereinafter, a "Project Note"). Unless otherwise agreed by Lender and Borrower, the terms and conditions of each such Project Note shall be as set forth in that form of Project Note attached hereto as EXHIBIT 2.3.6. Each Project Note shall be in a principal amount equal to the total amount of Advances under the Mortgage Loan Facility available to Borrower with respect to such Additional Project, shall accrue interest at an annual interest rate equal to Prime (as defined in the Project Note) plus two percent (2%) per annum, subject to adjustment on each Interest Rate Change Date (as described in the Project Note). Each Project Note shall be repaid through the payment to Lender of Project Release Fees and shall be paid in full as of the applicable Mortgage Loan Facility Maturity Date. For purposes of this Agreement, the Ida Building Addition Note, the Ida Building One Note, the Ida Building Two Note, the Winnick Building Addition Note, the Second Winnick Building Addition Note and the Towers Note shall be deemed to be Project Notes. Notwithstanding the provisions of PARAGRAPH
        7.3.1 of this Agreement, Borrower shall have no right to prepay any Project Note other than as set forth in the respective Project Note. Notwithstanding anything contained herein to the contrary, the outstanding obligations of Borrower under the Aloha Bay Loan and the Office Loan shall not be part of the Mortgage Loan Facility and shall not reduce or limit the total Advances available to Borrower under the Mortgage Loan Facility.

                      2.3.7  EXISTING PROJECT NOTES.

                             2.3.7.1 IDA BUILDING ONE NOTE. Lender and Borrower
               hereby agree that, notwithstanding any provision to the contrary in this Agreement, the terms and conditions of the Ida Building One Note and this PARAGRAPH 2.3.7.1 shall apply with respect to repayment of the Ida Building One Note. Notwithstanding the provisions of PARAGRAPH 7.3.1 of this Agreement, Borrower shall have no right to prepay the Ida Building One Note, other than through the application of Ida Building One Release Fees against the principal balance thereof, as provided below. The principal balance of the Ida Building One Note shall be repaid as follows:
               At such time as Borrower conveys a Unit in Ida Building One to a Purchaser, Borrower shall make a principal reduction payment to Lender under the Ida Building One Note in an amount equal to the Ida Building One Release Fee. Notwithstanding anything herein to the contrary, if not sooner paid, the entire remaining balance of the Ida Building One Note, together with all accrued and unpaid interest and all other sums due and owing thereon, shall be due and payable in full on the Ida Building One Maturity Date. Ida Building One Release Fees paid to Lender in connection with the release of Units from the Security Interests shall be applied toward the next principal installment to become due under the Ida Building One Note.

                             2.3.7.2 IDA BUILDING TWO NOTE. Lender and Borrower
               hereby agree that, notwithstanding any provision to the contrary in this Agreement, the terms and conditions of the Ida Building Two Note and this PARAGRAPH 2.3.7.2 shall apply with respect to repayment of the Ida Building Two Note. Notwithstanding the provisions of PARAGRAPH 7.3.1 of this Agreement, Borrower shall have no right to prepay the Ida Building Two Note, other than through the application of Ida Building Two Release Fees against the principal balance thereof, as provided below. The principal balance of the Ida Building Two Note shall be repaid as follows:
               At such time as Borrower conveys a Unit in Ida Building Two to a Purchaser, Borrower shall make a principal reduction payment to Lender under the Ida Building Two Note in an amount equal to the Ida Building Two Release Fee. Notwithstanding anything herein to the contrary, if not sooner paid, the entire remaining balance of the Ida Building Two Note, together with all accrued and unpaid interest and all other sums due and owing thereon, shall be due and payable in full on the Ida Building Two Maturity Date. Ida Building Two Release Fees paid to Lender in connection with the release of Units from the Security Interests shall be applied toward the next principal installment to become due under the Ida Building Two Note.

                             2.3.7.3 IDA BUILDING ADDITION NOTE. Lender hereby
               agrees that Borrower shall continue to have the right to receive Advances under the Mortgage Loan Facility with respect to the Ida Building Addition provided that the Borrower satisfies the following requirements for such Advances which are set forth in
               EXHIBIT 5.2.2 in connection therewith: 15, 18, 19, 20 and 21, and provides to Lender a Request for Advance and Certification as described in PARAGRAPH 5.8 below. Borrower shall not be entitled to receive any further Advances under the Mortgage Loan Facility with respect to the Ida Building Addition after December 31, 1997. Lender and Borrower hereby agree that, notwithstanding any provisions to the contrary in this Agreement, the terms and conditions of the Ida Building Addition Note and this PARAGRAPH
               2.3.7.3 shall apply with respect to the repayment of the Ida Building Addition Note. Notwithstanding the provisions of PARAGRAPH 7.3.1 of this Agreement, Borrower shall have the right to prepay the Ida Building Addition Note only in the event and upon the condition that Borrower (a) pays all sums due and payable to Lender in connection with the Ida Building Addition Note, (b) has given Lender at least thirty (30) days prior written notice of the prepayment, and (c) pays to Lender at the time of prepayment a prepayment premium equal to one percent (1%) of the then unpaid principal balance of the Ida Building Addition Note, together with any unpaid portion of the Ida Building Addition Incentive Fee as described in PARAGRAPH 7.16 below. Except as provided in the foregoing, Borrower shall have no right to prepay the Ida Building Addition Note, other than through the application of Ida Building Addition Release Fees against the principal balance thereof, as provided below. The principal balance of the Ida Building Addition Note shall be repaid as follows: At such time as Borrower conveys a Unit in the Ida Building Addition to a Purchaser, Borrower shall make a principal reduction payment to Lender under the Ida Building Addition Note in an amount equal to the Ida Building Addition Release Fee. Notwithstanding anything herein to the contrary, if not sooner paid, the entire remaining balance of the Ida Building Addition Note, together with all accrued and unpaid interest and all other sums due and owing thereon, shall be due and payable in full on the Ida Building Addition Maturity Date. Ida Building Addition Release Fees paid to Lender in connection with the release of Units from the Security Interests shall be applied toward the next principal installment to become due under the Ida Building Addition Note.

                             2.3.7.4 WINNICK BUILDING ADDITION NOTE. Lender and
               Borrower hereby agree that, notwithstanding any provisions to the contrary in this Agreement, the terms and conditions of the Winnick Building Addition

               Note and this PARAGRAPH 2.3.7.4 shall apply with respect to the repayment of the Winnick Building Addition Note. Notwithstanding the provisions of PARAGRAPH 7.3.1 of this Agreement, Borrower shall have the right to prepay the Winnick Building Addition Note only in the event and upon the condition that Borrower (a) pays all sums due and payable to Lender in connection with the Winnick Building Addition Note, (b) has given Lender at least thirty (30) days prior written notice of the prepayment, and (c) pays to Lender at the time of prepayment a prepayment premium equal to one percent (1%) of the then unpaid principal balance of the Winnick Building Addition Note, together with any unpaid portion of the Winnick Building Addition Incentive Fee as described in PARAGRAPH 7.17 below. Except as provided in the foregoing, Borrower shall have no right to prepay the Winnick Building Addition Note, other than through the application of Winnick Building Addition Release Fees against the principal balance thereof, as provided below. The principal balance of the Winnick Building Addition Note shall be repaid as follows: At such time as Borrower conveys a Unit in the Winnick Building Addition to a Purchaser, Borrower shall make a principal reduction payment to Lender under the Winnick Building Addition Note in an amount equal to the Winnick Building Addition Release Fee. Notwithstanding anything herein to the contrary, if not sooner paid, the entire remaining balance of the Winnick Building Addition Note, together with all accrued and unpaid interest and all other sums due and owing thereon, shall be due and payable in full on the Winnick Building Addition Maturity Date. Winnick Building Addition Release Fees paid to Lender in connection with the release of Units from the Security Interests shall be applied toward the next principal installment to become due under the Winnick Building Addition Note.

                             2.3.7.5 TOWERS NOTE. Lender and Borrower hereby
               agree that, notwithstanding any provision to the contrary in this Agreement, the terms and conditions of the Towers Note and this PARAGRAPH 2.3.7.5 shall apply with respect to repayment of the Towers Note. Notwithstanding the provisions of PARAGRAPH 7.3.1 of this Agreement, Borrower shall have the right to prepay the Towers Note only in the event and upon the condition that Borrower (a) pays all sums due and payable to Lender in connection with the Towers Note, (b) has provided Lender with at least thirty (30) days prior written notice of the prepayment, and (c) pays to Lender at the time of prepayment a prepayment premium equal to one percent (1%) of the then unpaid principal balance of the Towers Note. Except as provided in the foregoing, Borrower shall have no right to prepay the Towers Note, other than through the application of Towers Note Principal Reduction Fees against the principal balance thereof, as hereinafter provided. The principal balance of the Towers Note shall be repaid as follows: At such time as Borrower conveys a Unit in Ida Building One, Ida Building Two, the Winnick Building Addition or the Ida

               Building Addition to a Purchaser at any time after (a) thirty
               (30) days after the last Towers Advance is made to Borrower, or
               (b) November 30, 1998, whichever occurs first, Borrower shall make a principal reduction payment to Lender under the Towers
               Note in an amount equal to $350.00 (the "Towers Note Principal Reduction Fee"). The Towers Note Principal Reduction Fee shall be paid to Lender simultaneously with the payment of the Ida Building One Release Fee, Ida Building Two Release Fee, Winnick Building Addition Release Fee or the Ida Building Addition Release Fee, as the case may be, until the Towers Note is paid in full, whereupon the Towers Note Principal Reduction Fee shall no longer be required to be paid in connection with the foregoing-described release fees. Notwithstanding anything herein to the contrary, if not sooner paid, the entire remaining balance of the Towers Note, together with all accrued and unpaid interest and all other sums due and owing thereon, shall be due and payable in full on the earlier of (i) that date which occurs twenty-five (25) months following the date that Lender makes the last Towers Advance (or in the event there is no such day in the 25th month, on the last day of such month), or (ii) November 30, 1998. Towers Note Principal Reduction Fees paid to Lender in connection with the release of Units from the Security Interests shall be applied toward the next principal installment to become due under the Towers Note.

                             2.3.7.6 SECOND WINNICK BUILDING ADDITION NOTE.
               Lender and Borrower hereby agree that, notwithstanding any provisions to the contrary in this Agreement, the terms and conditions of the Second Winnick Building Addition Note and this PARAGRAPH 2.3.7.6 shall apply with respect to the repayment of the Second Winnick Building Addition Note. Notwithstanding the provisions of PARAGRAPH 7.3.1 of this Agreement, Borrower shall have the right to prepay the Second Winnick Building Addition Note only in the event and upon the condition that Borrower (a) pays all sums due and payable to Lender in connection with the Second Winnick Building Addition Note, (b) has given Lender at least thirty (30) days prior written notice of the prepayment, and (c) pays to Lender at the time of prepayment a prepayment premium equal to one percent (1%) of the then unpaid principal balance of the Second Winnick Building Addition Note, together with any unpaid portion of the Second Winnick Building Addition Incentive Fee as described in PARAGRAPH 7.18 below. Except as provided in the foregoing, Borrower shall have no right to prepay the Second Winnick Building Addition Note, other than through the application of Second Winnick Building Addition Release Fees against the principal balance thereof, as provided below. The principal balance of the Second Winnick Building Addition Note shall be repaid as follows: At such time as Borrower conveys a Unit in the Second Winnick Building Addition to a Purchaser, Borrower shall make a principal reduction payment to Lender under the Second Winnick Building Addition Note in an amount equal to the Second Winnick Building Addition Release Fee. Notwithstanding anything herein to the contrary, if not sooner paid, the entire remaining balance of the Second Winnick Building Addition Note, together with all accrued and unpaid interest and all other sums due and owing thereon, shall be due and payable in full on the Second Winnick Building Addition Maturity Date. Second Winnick Building Release Fees paid to Lender in connection with the release of Units from the Security Interests shall be applied toward the next principal installment to become due under the Second Winnick Building Addition Note.

               2.4 OFFICE LOAN. Borrower hereby acknowledges that it has received all Advances of the Loan that it has requested and/or shall ever be entitled to under the Office Loan. Lender and Borrower hereby agree that, notwithstanding any provisions to the contrary in this Agreement, the terms and conditions of the Office Note shall apply with respect to the repayment of the Office Loan. All Obligations of Borrower arising under or evidenced by the Office Note, if not sooner paid, shall be due and payable in full on the Office Note Maturity Date. Notwithstanding the provisions of PARAGRAPH 7.3.1 of this Agreement, Borrower shall have no right to prepay the Office Note other than as set forth in the Office Note.

               2.5 ALOHA BAY LOAN. Borrower hereby acknowledges that it has received all Advances of the Loan that it has requested and/or shall ever be entitled to under the Aloha Bay Loan. Lender and Borrower hereby agree that, notwithstanding any provisions to the contrary in this Agreement, the terms and conditions of the Aloha Bay Note and this PARAGRAPH 2.5 shall apply with respect to the repayment of the Aloha Bay Loan. Notwithstanding the provisions of PARAGRAPH 7.3.1 of this Agreement, Borrower shall have no right to prepay the Aloha Bay Note, other than through the application of Aloha Bay Release Fees against the principal balance thereof, as provided below. The principal balance of the Aloha Bay Note shall be repaid as follows: At such time as Borrower conveys a Unit in Aloha Bay to a Purchaser, Borrower shall make a principal reduction payment to Lender under the Aloha Bay Note in an amount equal to the Aloha Bay Release Fee. Notwithstanding anything herein to the contrary, if not sooner paid, the entire remaining balance of the Aloha Bay Note, together with all accrued and unpaid interest and all other sums due and owing thereon, shall be due and payable in full on the Aloha Bay Maturity Date. Aloha Bay Release Fees paid to Lender in connection with the release of Units from the Security Interests shall be applied toward the next principal installment to become due under the Aloha Bay Note.

               2.6 All Advances of the Loan, whether made under the Receivables Loan and evidenced by the Receivables Note, or made under the Mortgage Loan Facility and evidenced by a Project Note, or made under the Aloha Bay Loan and evidenced by the Aloha Bay Note or made under the Office Loan and evidenced by the Office Note, shall be deemed to be a single Loan.

                                   ARTICLE III

                              SECURITY FOR THE LOAN

               3.1 (a) As security for Borrower's Performance of all Obligations owed to Lender under the Documents, Borrower and Trustees hereby grant, transfer and assign to Lender a Security Interest in and to all of Borrower's right, title and interest in and to all of the following:

                       (i) all Receivables Collateral, whether now existing or
               hereafter arising;

                       (ii) all Purchaser Mortgages, whether now existing or
               hereafter arising;

                       (iii) all Title Policies, whether now existing or
               hereafter arising, insuring any of the Purchaser Mortgages; and

                       (iv) the proceeds from the foregoing; and

               Lender's Security Interest in such Receivables Collateral shall be absolute, continuing and applicable to all existing and future Advances and shall secure the repayment of the Loan and the Performance of all Obligations throughout the Term of the Loan.

                    (b) As further security for Borrower's payment and Performance of all Obligations owed to Lender under the Documents, Borrower hereby grants, transfers and assigns to Lender a Security Interest in and to all of Borrower's right, title and interest in and to all of the following:

                       (i) All right, title and interest of Borrower in and to
               all of the Trusts, whether such interest be as trustor, beneficiary, or otherwise;

                       (ii) All distributions not distributed prior to an Event
               of Default, property, property rights, privileges, contract rights, accounts, general intangibles, and benefits of Borrower arising out of or from any of the Trusts or any such trust corpus;

                       (iii) The proceeds from the foregoing; and

                       (iv) Borrower's rights as "declarant," "developer,"
               "owner" or otherwise under the governing documents or restrictive covenants affecting any Project, if any, including, without limitation, owners' association charters or articles or certificates of incorporation, bylaws and rules and regulations related thereto, whether now or hereafter existing (collectively, "Project Documents");

        provided, however, that in the event that (A) the Receivables Borrowing Term shall expire or the Loan shall reach the Maximum Loan Amount, and
        (B) Lender shall not agree to extend the Receivables Borrowing Term or increase the Maximum Loan Amount, as applicable, for such period or for such amount as Borrower shall request, upon terms and conditions substantially similar to those provided in this Agreement, and (C) Borrower and another lender shall enter into financing arrangements which provide for such additional borrowing term or loan amount and pursuant to which Borrower, the Trustee, the Trusts or any of them grants a Security Interest in, or otherwise assigns, their respective right, title and interest in and to any of the Trusts in which Lender has a Security Interest, Lender agrees to enter into such intercreditor agreements, in form and substance reasonably satisfactory to Lender, as shall be necessary to share with such other lender, on a pari passu basis, Lender's Security Interest in the right, title and interest of Borrower, the Trustee or any of the Trusts, as applicable, in and to such Trusts and to consent to a senior assignment to such lender of any receivables collateral, other than any of the Receivables Collateral, with respect to any Project. Except as expressly provided in this Agreement, or in any other Document, Lender's Security Interest in the Collateral described in this paragraph or any other collateral given pursuant to or in connection with this Agreement shall be absolute, continuing and applicable to all existing and future Advances and shall secure the repayment of the Loan and the Performance of all Obligations throughout the Term of the Loan.

               3.2 At or prior to the time each Advance under the Receivables Loan is made hereunder, Borrower shall have delivered, or caused to have been delivered, to Lender (a) an executed Assignment of the Eligible Receivables that enter into the Borrowing Base calculation against which the Advance is to be made; (b) the original Purchaser Notes or Contracts executed by the Purchaser;
(c) the recorded Purchaser Mortgage; and (d) the Title Policy insuring the Purchaser Mortgage as a first lien upon the Lot or Unit acquired by the Person executing the Purchaser Note; provided, however, that the delivery of items (b),
(c) and (d) may be made only once during any calendar month.

               3.3 Each Purchaser Note shall be duly endorsed "Pay to the order of FINOVA Capital Corporation".

               3.4 (a) During the Receivables Borrowing Term, if an Eligible Receivable which comprises a part of the Receivables Collateral shall cease to qualify as, or is otherwise determined not to be an Eligible Receivable, and without such Eligible Receivable the principal amount of the Receivables Loan shall exceed the Borrowing Base, Borrower shall, within thirty (30) days thereafter, pay the Lender an amount equal to that portion of the Receivables Loan, together with interest, costs, and expenses, if any, attributable to such ineligible Receivables Collateral or shall replace such ineligible Receivables Collateral with other Eligible Receivables which have value equal to or greater than that attributable to the ineligible Receivables Collateral being replaced.

                   (b) Following the Receivables Borrowing Term, if an Eligible Receivable which comprises a part of the Receivables Collateral shall cease to qualify as, or is otherwise determined not to be an Eligible Receivable, and without such Eligible Receivable the principal amount of the Receivables Loan shall exceed the Borrowing Base, Borrower shall, within thirty (30) days thereafter, pay to Lender an amount equal to that portion of the Receivables Loan, together with interest, costs, and expenses, if any, attributable to such ineligible Receivables Collateral or shall replace such ineligible Receivables Collateral with other Eligible Receivables which have value equal to or greater than that attributable to the ineligible Receivables Collateral being replaced.

               3.5 Concurrently with the delivery of the replacement Eligible Receivables to Lender, Borrower will deliver to Lender all of the items which Borrower is required to deliver to Lender pursuant to PARAGRAPH 5.2.1 hereof, together with a Borrower's certificate in form and substance identical to EXHIBIT "3.5" attached hereto.

               3.6 Upon substitution of the Eligible Receivables for the ineligible Receivables Collateral, or payment of an amount equal to that portion of the Loan, together with interest, costs, and expenses, if any, attributable to such ineligible Receivables Collateral, in accordance with PARAGRAPH 3.4 hereof, Lender shall release, reassign and/or endorse, as applicable, to Borrower, without recourse or warranty of any kind (other than that Lender has not made any prior assignment of, and has not created any rights of third parties with respect to, such ineligible Receivables Collateral), the replaced ineligible Receivables Collateral and all Purchaser Mortgages securing such replaced Receivables Collateral, and terminate its Security Interest therein and in the Lots or Units which are the subject thereof, provided that no Event of Default, and no act or event which after the giving of notice or the lapse of time, or both, would constitute an Event of Default, has occurred and is continuing. The release, reassignment and/or endorsement instrument shall be prepared by Borrower and submitted to Lender unless Lender otherwise specifies in its sole discretion. Said instrument must be in form and substance reasonably satisfactory to Lender.

               Upon Borrower's written request, Lender agrees to release those Contracts and Instruments, and any and all property rights incidental thereto, which Borrower demonstrates to the reasonable satisfaction of Lender:

                   (a) have been paid in full by the obligor(s) thereunder; or

                   (b) provided no Event of Default, and no act or event which after the giving of notice or the lapse of time, or both, would constitute an Event of Default, has occurred and is continuing, have been replaced with Eligible Receivables which have an aggregate value equal to or greater than that attributable to the Receivables Collateral being released; or

                   (c) during the Receivables Borrowing Term, provided no Event of Default, and no act or event which after the giving of notice or the lapse of time, or both, would constitute an Event of Default, has occurred and is continuing, following the release of such Receivables Collateral, the principal amount of the Receivables Loan outstanding hereunder shall not be in excess of the Borrowing Base; or

                   (d) following the Receivables Borrowing Term, provided no Event of Default, and no act or event which after the giving of notice or the lapse of time, or both, would constitute an Event of Default, has occurred and is continuing, following the release of such Eligible Receivables, the principal amount outstanding under the Receivables Loan shall not be in excess of the Borrowing Base.

               3.7 Provided that there is no Event of Default, and no act or event which after the giving of notice or the lapse of time, or both, would constitute an Event of Default, has occurred and is continuing, under any other agreement between Borrower and Lender, Lender shall release, reassign and/or endorse, as applicable, all of the Receivables Collateral and all Purchaser Mortgages securing the Receivables Collateral, and terminate its Security Interest therein and in the Lots or Units which are the subject thereof, upon the payment, in full, of all of Borrower's indebtedness to Lender arising under this Agreement. Any release, reassignment and/or endorsement made pursuant to this PARAGRAPH 3.7 shall be made without recourse or warranty of any kind (other than the warranties contemplated by PARAGRAPH 3.6 of this Agreement).

               3.8 Notwithstanding anything contained herein to the contrary, Lender agrees that it will not disturb the rights of any Purchaser; provided, however, that nothing herein is intended or shall be construed to abrogate or restrict any rights or remedies against a Purchaser or with respect to a Purchaser's Contract in the event that a Purchaser is in default under such Contract.

               3.9 As additional security for Borrower's Performance of all Obligations owed to Lender under the Documents, Borrower has caused to be executed and recorded for the benefit of Lender the Aloha Bay Mortgage, subject to the limitations contained therein. At such time as all principal, interest and other sums payable under the Aloha Bay Note have been paid in full, Lender shall, upon the request of Borrower, release and terminate the Aloha Bay Mortgage and any accompanying UCC Financing Statements and related Security Interests, provided that there does not then exist an Event of Default or any act or event which with notice or passage of time, or both, would constitute an Event of Default. All instruments effecting such release and termination shall be prepared by Borrower and submitted to Lender unless Lender otherwise specifies in its sole discretion. Such instruments shall be in form and substance reasonably satisfactory to Lender. Lender also hereby agrees that it will release from the effect of the Security Interest granted herein and in the Aloha Bay Mortgage, and from the effect of any UCC Financing Statements, Units in Aloha Bay which are sold by Borrower to Purchasers upon (a) the payment to Lender of a release fee (the "Aloha Bay Release Fee") equal to $2,900.00 per Unit, (b) the payment of an incentive fee (as provided in PARAGRAPH 7.15 below) in the amount of $20.00 per Unit until such time as Borrower has repaid the Aloha Bay Note in full, and thereafter in the amount of $2,900.00 per Unit until such time as Borrower has paid to Lender a total incentive fee as to Aloha Bay of $32,640.00, all as provided in PARAGRAPH 7.15 below, and (c) the satisfaction of the Release Conditions. Upon the release of a Unit from the Aloha Bay Mortgage, such release shall also constitute a release from the lien of the Aloha Bay Mortgage, and from the lien of Lender's Security Interest, of any Purchaser Notes or Purchaser Mortgages subsequently arising from the sale of such Unit; provided, however, that, notwithstanding the foregoing, such Purchaser Notes and Purchaser Mortgages shall continue to be subject to Lender's Security Interest to the extent that such Purchaser Notes or Purchaser Mortgages constitute Receivables Collateral. Payments of interest due under the Aloha Bay Note shall not be credited against any Aloha Bay Release Fees.

               3.10 As additional security for Borrower's Performance of all Obligations owed to Lender under the Documents, Borrower has caused to be executed and recorded for the benefit of Lender the Headquarters Deed of Trust. At such time as the outstanding principal balance of the Office Note has been reduced, either through ordinary payments of principal as required under the Office Note or through prepayments of principal, to $4,273,778.74, or less, Lender shall, upon the request of Borrower, release and terminate the Headquarters Deed of Trust and any accompanying UCC Financing Statements and related Security Interests, provided that there does not then exist an Event of Default or any act or event which with notice or passage of time, or both, would constitute an Event of Default, and provided, further, that Borrower has satisfied all other conditions precedent to such release as set forth in the Headquarters Deed of Trust. All instruments effecting such release and termination shall be prepared by Borrower and submitted to Lender unless Lender otherwise specifies in its sole discretion. Such instruments shall be in form and substance reasonably satisfactory to Lender.

               3.11 As additional security for Borrower's Performance of all Obligations owed to Lender under the Documents, Borrower has caused to be executed and recorded for the benefit of Lender the FCFC Deed of Trust. At such time as the outstanding principal balance of the Office Note has been reduced, either through ordinary payments of principal as required under the Office Note or through prepayments of principal, to $2,273,778.74, or LESS, Lender shall, upon the request of Borrower, release and terminate the FCFC Deed of Trust and any accompanying UCC Financing Statements and related Security Interests, provided that there does not then exist an Event of Default or any act or event which with notice or passage of time, or both, would constitute an Event of Default, and provided, further, that Borrower has satisfied all other conditions precedent with respect to such release as set forth in the FCFC Deed of Trust. All instruments effecting such release and termination shall be prepared by Borrower and submitted to Lender unless Lender otherwise specifies in its sole discretion. Such instruments shall be in form and substance reasonably satisfactory to Lender.

               3.12 As additional security for Borrower's Performance of all Obligations owed to Lender under the Documents, Borrower has caused to be executed and recorded for the benefit of Lender the Ida Building One Deed of Trust. At such time as all principal, interest and other sums payable under the Ida Building One Note have been paid in full, Lender shall, upon the request of Borrower, release and terminate the Ida Building One Deed of Trust and any accompanying UCC Financing Statements and related Security Interests, provided that there does not then exist an Event of Default or any act or event which with notice or passage of time, or both, would constitute an Event of Default. All instruments effecting such release and termination shall be prepared by Borrower and submitted to Lender unless Lender otherwise specifies in its sole discretion. Such instruments shall be in form and substance reasonably satisfactory to Lender. Lender also hereby agrees that it will release from the effect of the Security Interest granted herein, and in the Ida Building One Deed of Trust and from the effect of any accompanying UCC Financing Statements, Units in Ida Building One which are sold by Borrower to Purchasers upon (a) the payment to Lender of a release fee (the "Ida Building One Release Fee") equal to $1,650.00 per Unit, (b) the payment of the Ida Building One Incentive Fee (as provided in PARAGRAPH 7.13 below) in the amount of $20.00 per Unit until such time as Borrower has repaid the Ida Building One Note in full, and thereafter in the amount of $1,650.00 per Unit until such time as Borrower has paid to Lender a total Ida Building One Incentive Fee as to Ida Building One of $48,960.00, all as provided in PARAGRAPH 7.13 below, (c) if applicable, the payment to Lender of the Towers Note Principal Reduction Fee, and (d) the satisfaction of the Release Conditions. Upon the release of a Unit from the Ida Building One Deed of Trust, such release shall also constitute a release from the lien of the Ida Building One Deed of Trust, and from the lien of Lender's Security Interest, of any Purchaser Notes or Purchaser Mortgages subsequently arising from the sale of such Unit; provided, however, that, notwithstanding the foregoing, such Purchaser Notes and Purchaser Mortgages shall continue to be subject to Lender's Security Interest to the extent that such Purchaser Notes or Purchaser Mortgages constitute

Receivables Collateral. Payments of interest due under the Ida Building One Note shall not be credited against any Ida Building One Release Fees.

               3.13 As additional security for Borrower's Performance of all Obligations owed to Lender under the Documents, Borrower has caused to be executed and recorded for the benefit of Lender the Ida Building Two Deed of Trust. At such time as all principal, interest and other sums payable under the Ida Building Two Note have been paid in full, Lender shall, upon the request of Borrower, release and terminate the Ida Building Two Deed of Trust and any accompanying UCC Financing Statements and related Security Interests, provided that there does not then exist an Event of Default or any act or event which with notice or passage of time, or both, would constitute an Event of Default. All instruments effecting such release and termination shall be prepared by Borrower and submitted to Lender unless Lender otherwise specifies in its sole discretion. Such instruments shall be in form and substance reasonably satisfactory to Lender. Lender also hereby agrees that it will release from the effect of the Security Interests granted herein and in the Ida Building Two Deed of Trust, and from the effect of any accompanying UCC Financing Statements, Units in Ida Building Two which are sold by Borrower to Purchasers upon (a) the payment to Lender of a release fee (the "Ida Building Two Release Fee") equal to $2,550.00 per Unit, (b) the payment of the Ida Building Two Incentive Fee (as provided in PARAGRAPH 7.14 hereof) in the amount of $20.00 per Unit until such time as Borrower has repaid the Ida Building Two Note in full, and thereafter in the amount of $2,550.00 per Unit until such time as Borrower has paid to Lender a total Ida Building Two Incentive Fee as to Ida Building Two of $18,360.00, all as provided in PARAGRAPH 7.14 hereof, (c) if applicable, the payment to Lender of the Towers Note Principal Reduction Fee, and (d) the satisfaction of the Release Conditions. Upon the release of a Unit from the Ida Building Two Deed of Trust, such release shall also constitute a release from the lien of the Ida Building Two Deed of Trust, and from the lien of Lender's Security Interest, of any Purchaser Notes or Purchaser Mortgages subsequently arising from the sale of such Unit; provided, however, that, notwithstanding the foregoing, such Purchaser Notes and Purchaser Mortgages shall continue to be subject to Lender's Security Interest to the extent that such Purchaser Notes or Purchaser Mortgages constitute Receivables Collateral. Payments of interest due under the Ida Building Two Note shall not be credited against any Ida Building Two Release Fees.

               3.14 As additional security for Borrower's Performance of all Obligations owed to Lender under the Documents, Borrower has caused to be executed and recorded for the benefit of Lender the Ida Building Addition Deed of Trust. At such time as all principal, interest and other sums payable under the Ida Building Addition Note have been paid in full, Lender shall, upon the request of Borrower, release and terminate the Ida Building Addition Deed of Trust and any accompanying UCC Financing Statements and related Security Interests provided that there does not then exist an Event of Default or any act or event which with notice or passage of time, or both, would constitute an Event of Default. All instruments effecting such release and termination shall be prepared by Borrower and submitted to Lender unless Lender otherwise specifies in its sole discretion. Such instruments shall be in form and substance reasonably satisfactory to Lender. Lender also hereby agrees that it will release from the effect of the Security Interests granted herein and in the Ida Building Addition Deed of Trust, and from the effect of any accompanying UCC Financing Statements, Units in the Ida Building Addition which are sold by Borrower to Purchasers upon (a) the payment to Lender of a release fee (the "Ida Building Addition Release Fee") equal to $1,650.00 per Unit, (b) the payment of the Ida Building Addition Incentive Fee (as provided in PARAGRAPH 7.16 below) in the amount of $20.00 per Unit until such time as Borrower has repaid the Ida Building Addition Note in full, and thereafter in the amount of $1,650.00 per Unit until such time as Borrower has paid to Lender a total Ida Building Addition Incentive Fee as to Ida Building Addition of $24,480.00, all as provided in PARAGRAPH 7.16 below, (c) if applicable, the payment to Lender of the Towers Note Principal Reduction Fee, and (d) the satisfaction of the Release Conditions. Upon the release of a Unit from the Ida Building Addition Deed of Trust, such release shall also constitute a release from the lien of the Ida Building Addition Deed of Trust, and from the lien of Lender's Security Interest, of any Purchaser Notes or Purchaser Mortgages subsequently arising from the sale of such Unit; provided, however, that, notwithstanding the foregoing, such Purchaser Notes and Purchaser Mortgages shall continue to be subject to Lender's Security Interest to the extent that such Purchaser Notes or Purchaser Mortgages constitute Receivables Collateral. Payments of interest due under the Ida Building Addition Note shall not be credited against any Ida Building Addition Release Fees.

               3.15 As additional security for Borrower's Performance of all Obligations owed to Lender under the Documents, Borrower has caused to be executed and recorded for the benefit of Lender the Winnick Building Addition Deed of Trust. At such time as all principal, interest and other sums payable under the Winnick Building Addition Note have been paid in full, Lender shall, upon the request of Borrower, release and terminate the Winnick Building Addition Deed of Trust and any accompanying UCC Financing Statements and related Security Interests provided that there does not then exist an Event of Default or any act or event which with notice or passage of time, or both, would constitute an Event of Default. All instruments effecting such release and termination shall be prepared by Borrower and submitted to Lender unless Lender otherwise specifies in its sole discretion. Such instruments shall be in form and substance reasonably satisfactory to Lender. Lender also hereby agrees that it will release from the effect of the Security Interests granted herein and in the Winnick Building Addition Deed of Trust, and from the effect of any UCC Financing Statements, Units in the Winnick Building Addition which are sold by Borrower to Purchasers upon (a) the payment to Lender of a release fee (the "Winnick Building Addition Release Fee") equal to $2,500.00 per Unit, (b) the payment of the Winnick Building Addition Incentive Fee (as provided in PARAGRAPH
7.17 below) in the amount of $20.00 per Unit until such time as Borrower has repaid the Winnick Building Addition Note in full, and thereafter in the amount of $2,500.00 per Unit until such time as Borrower has paid to Lender a total Winnick Building Addition Incentive Fee as to Winnick Building Addition of $22,440.00, all as provided in PARAGRAPH 7.17 below, (c) if applicable, the payment to Lender of the Towers Note Principal Reduction Fee, and (d) the satisfaction of the Release Conditions. Upon the release of a Unit from the Winnick Building Addition Deed of Trust, such release shall also constitute a release from the lien of the Winnick Building Addition Deed of Trust, and from the lien of Lender's Security Interest, of any Purchaser Notes or Purchaser Mortgages subsequently arising from the sale of such Unit; provided, however, that, notwithstanding the foregoing, such Purchaser Notes and Purchaser Mortgages shall continue to be subject to Lender's Security Interest to the extent that such Purchaser Notes or Purchaser Mortgages constitute Receivables Collateral. Payments of interest due under the Winnick Building Addition Note shall not be credited against any Winnick Building Addition Release Fees.

               3.16 As additional security for Borrower's Performance of all Obligations owed to Lender under the Documents, Borrower has caused to be executed and recorded for the benefit of Lender, or will cause to be recorded as soon as possible after the Closing Date, the Second Winnick Building Addition Deed of Trust. At such time as all principal, interest and other sums payable under the Second Winnick Building Addition Note have been paid in full, Lender shall, upon the request of Borrower, release and terminate the Second Winnick Building Addition Deed of Trust and any accompanying UCC Financing Statements and related Security Interests provided that there does not then exist an Event of Default or any act or event which with notice or passage of time, or both, would constitute an Event of Default. All instruments effecting such release and termination shall be prepared by Borrower and submitted to Lender unless Lender otherwise specifies in its sole discretion. Such instruments shall be in form and substance reasonably satisfactory to Lender. Lender also hereby agrees that it will release from the effect of the Security Interests granted herein and in the Second Winnick Building Addition Deed of Trust, and from the effect of any accompanying UCC Financing Statements, Units in the Second Winnick Building Addition which are sold by Borrower to Purchasers upon (a) the payment to Lender of a release fee (the "Second Winnick Building Addition Release Fee") equal to $2,645.00 per Unit, (b) the payment of the Second Winnick Building Addition Incentive Fee (as provided in PARAGRAPH 7.18 below) in the amount of $20.00 per Unit until such time as Borrower has repaid the Second Winnick Building Addition
Note in full, and thereafter in the amount of $2,645.00 per Unit until such time as Borrower has paid to Lender a total Second Winnick Building Addition Incentive Fee as to Second Winnick Building Addition of $18,360.00, all as provided in PARAGRAPH 7.18 below, (c) if applicable, the payment to Lender of the Towers Note Principal Reduction Fee, and (d) the satisfaction of the Release Conditions. Upon the release of a Unit from the Second Winnick Building Addition Deed of Trust, such release shall also constitute a release from the lien of the Second Winnick Building Addition Deed of Trust, and from the lien of Lender's Security Interest, of any Purchaser Notes or Purchaser Mortgages subsequently arising from the sale of such Unit; provided, however, that, notwithstanding the foregoing, such Purchaser Notes and Purchaser Mortgages shall continue to be subject to Lender's Security Interest to the extent that such Purchaser Notes or Purchaser Mortgages constitute Receivables Collateral. Payments of interest due under the Second Winnick Building Addition Note shall not be credited against any Second Winnick Building Addition Release Fees.

               3.17 As additional security for Borrower's Performance of all Obligations owed to Lender under the Documents, Borrower will cause to be executed and recorded for the benefit of Lender a Mortgage with respect to each Additional Project under which Advances of the Mortgage Loan Facility are made by Lender to Borrower. At such time as all principal, interest and other sums payable under a Project Note have been paid in full, Lender shall, upon the request of Borrower, release and terminate the Mortgage recorded with respect to such Project and any accompanying UCC Financing Statements and related Security Interests, provided that there does not then exist an Event of Default or any act or event which with notice or passage of time, or both, would constitute an Event of Default. All instruments effecting such release and termination shall be prepared by Borrower and submitted to Lender unless Lender otherwise specifies in its sole discretion. Such instruments shall be in form and substance reasonably satisfactory to Lender. Lender also hereby agrees that it will release from the effect of the Security Interests granted herein, and from the effect of any such Mortgage or accompanying UCC Financing Statements filed and recorded with respect thereto, Units in the Project which are sold by Borrower to Purchasers upon (a) the payment to Lender of a release fee (the "Project Release Fee") equal to a specific amount per Unit which is agreed to by Lender and Borrower at the time of the initial Advance under the Mortgage Loan Facility with respect to such Project, (b) the payment of the Project Incentive Fee (as provided in PARAGRAPH 7.19 below) in an amount equal to $20.00 per Unit in such Project until such time as Borrower has repaid the respective Project
Note in full, and thereafter in the amount of the Project Release Fee per Unit until such time as the Borrower has paid to Lender a total Project Incentive Fee as to the Project equal in amount to $20.00 multiplied by the number of Units in such Project, and (c) the satisfaction of the Release Conditions. Upon the release of a Unit from the Mortgage recorded with respect to such Project, such release shall also constitute a release from the lien of such Mortgage, and from the lien of Lender's Security Interest, of any Purchaser Notes or Purchaser Mortgages subsequently arising from the sale of such Unit; provided, however, that, notwithstanding the foregoing, such Purchaser Notes and Purchaser Mortgages shall continue to be subject to Lender's Security Interest to the extent that such Purchaser Notes or Purchaser Mortgages constitute Receivables Collateral. The Project Release Fee applicable to each Project with respect to which Advances under the Mortgage Loan Facility are made shall be set forth in the Mortgage to be recorded with respect to such Project. Payments of interest due under the Project Note shall not be credited against any Project Release Fees.

               3.18 No release of a Unit or release or satisfaction of any Mortgage provided by Borrower as additional security for the Loan shall impair or affect Lender's remaining Security Interests or any term or provision of this Agreement.

                                   ARTICLE IV

                               ADDITIONAL SECURITY

               4.1 As additional security for Borrower's Performance of all Obligations owed to Lender under the Documents, Borrower has caused the Guarantee to be executed and delivered to Lender.

                                    ARTICLE V

                                    ADVANCES

               5.1 Lender shall have no obligation to make any Advance hereunder until such time as all of the conditions precedent set forth in the following paragraphs and elsewhere in this Agreement have been satisfied, at Borrower's sole expense, as determined by Lender in its sole discretion.

               5.2 Borrower shall have delivered to Lender the following in form and substance satisfactory to Lender, and when required, in recordable form:

                   5.2.1 RECEIVABLES ADVANCES. With respect to Advances of the Receivables Loan, Borrower shall have delivered, or caused to be delivered, to Lender the following:

                         (a) At least five (5) business days prior to the date
               of such Advance, copies of the Eligible Receivables against which such Advance is to be made, including, without limitation, Contracts, Purchaser Notes, Purchaser Mortgages, Title Policies insuring such Purchaser Mortgages, and, upon the request of Lender, all other documents and exhibits, including, without limitation, any advertising materials, which have been or are being used by Borrower in connection with the Project or the sale of Eligible Receivables therein;

                         (b) The items described in EXHIBIT "5.2.1" attached
               hereto; and

                         (c) Such other items as Lender requests which are
               reasonably necessary to evaluate the request for the Advance and the satisfaction of the conditions precedent thereto.

                   5.2.2 ADVANCES UNDER MORTGAGE LOAN FACILITY. With respect to Advances under the Mortgage Loan Facility, Borrower shall have delivered, or caused to be delivered, to Lender the following:

                   (a) The items described in EXHIBIT "5.2.2" attached hereto;

                   (b) The Mortgage Loan Fee payable with respect to the Advance; and

                   (c) Such other items as Lender requests which are reasonably necessary to evaluate the request for the Advance under the Mortgage Loan Facility and the satisfaction of the conditions precedent thereto.

               5.3 No material adverse change shall have occurred in any portion of the Project or in Borrower's or Guarantor's business or financial condition since the date of the latest financial and operating statements given to Lender by or on behalf of Borrower or Guarantor, except as previously disclosed to and permitted, in writing, by Lender.

               5.4 There shall have been no materially adverse changes in the warranties and representations made by Borrower and/or Guarantor in the Documents, except as previously disclosed to and permitted, in writing, by Lender.

               5.5 Neither an Event of Default nor an act or event which after notice and/or lapse of time or both would constitute an Event of Default shall have occurred and be continuing.

               5.6 The interest rate applicable to the Advance (before giving effect to any savings clause) will not exceed the maximum contract rate permitted by the Applicable Usury Law.

               5.7 All indebtedness (subject to PARAGRAPH 8.24 hereof, other than indebtedness for reasonable salaries in the normal course of business) owed by Borrower to any shareholder or affiliate of Borrower shall be, upon the occurrence and continuation of an Event of Default, subordinated to indebtedness owed by Borrower to Lender in a form satisfactory to Lender.

               5.8 Advances shall be requested in writing on Lender's standard "Request for Advance and Certification" form by Borrower by those officers or agents of Borrower named in authorizing resolutions of Borrower from time to time delivered to Lender and which are in form and substance satisfactory to Lender.

               5.9 Advances may be disbursed by checks or drafts payable to Borrower; after Borrower's written request, by wire transfer to Borrower's account, as designated in writing by Borrower from time to time; or, at the option of Lender after Borrower's written request, to others, either severally or jointly with Borrower, for the credit or benefit of Borrower.

               5.10 Lender shall have no obligation to make any Advance unless at least two of the following Persons, or, in the event of the death, incapacity, retirement, or requested disassociation for just cause of any of such Persons, any substitute therefor reasonably satisfactory to Lender, shall remain engaged in the active management of Borrower on a nonexclusive nonfull-time basis and shall perform duties substantially similar to those presently performed by such Persons in their present executive offices: Mr. Jerome J. Cohen, Mr. Herbert B. Hirsch and Mr. Don A. Mayerson.

               5.11 Although Lender shall have no obligation to make an Advance unless and until all of the conditions thereto set forth herein have been satisfied, Lender may, at its sole discretion, make Advances prior to that time without waiving or releasing any of the Obligations, but Borrower shall continue to be required to strictly perform all such Obligations.

               5.12 Lender shall have no obligation to make any Advance against any Eligible Receivables arising from any Additional Project or the sale of any Units or Lots therein until:

                   (a) Borrower shall have delivered to Lender the following loan documents duly executed in form and substance satisfactory to Lender, and when required such loan documents shall be in recordable form:

                       (i) A favorable opinion from counsel to the Borrower, in
               form and substance satisfactory to Lender, as to such matters as Lender may reasonably require; and

                       (ii) A certificate from the President, a Vice President
               or the Treasurer of Borrower, in form satisfactory to Lender, as to such matters as Lender may reasonably require.

                      (b) Borrower shall have delivered, or caused to be delivered, to Lender the following additional items:

                       (i) Maps or surveys of the Additional Project certified
               by a licensed engineer or surveyor, acceptable to Lender, showing the dimensions of the Additional Project, together with a certificate from the President, a Vice President or the Treasurer of Borrower, satisfactory to Lender, that the Additional Project complies with all applicable laws, rules, regulations, and public and private restrictions affecting the use of the Additional Project;

                       (ii) Evidence that the Additional Project is not located
               within a special flood hazard area or evidence, satisfactory to Lender, that the Additional Project is insured, upon such terms and in such amounts as shall be satisfactory to Lender, against risks or physical damage caused by flooding;

                       (iii) Copies of any trust agreement relating to the
               Additional Project, which shall be in form and substance satisfactory to Lender;

                       (iv) An Environmental Certificate with Representations,
               Covenants and Warranties, with respect to the Additional Project in form and substance acceptable to Lender.

                      (c) Lender shall have made a site inspection of the Additional Project and the Additional Project shall not have been determined by Lender to be unsatisfactory.

                      (d) All sales and promotional documents and project documents relating to the Additional Project and the related Receivables Collateral shall have been submitted to Lender and shall not have been determined by Lender to be unsatisfactory.

                      (e) Lender shall have given Borrower written notice confirming the satisfaction of the conditions set forth in SUBPARAGRAPHS
        (c) AND (d) of this PARAGRAPH 5.12.

               5.13 If Lender is requested to accept an assignment from Borrower of any Receivables Collateral arising from the sale of one or more Units or Lots in an Additional Project and the Receivables Collateral was originated as a result of any sales by an Additional Project Developer other than Borrower, then:

                       (a) All covenants, conditions, restrictions and other
               terms of this Agreement which refer to the Borrower, other than provisions providing for or requiring payment of money to Lender, shall be deemed to include reference to the Additional Project Developer to the extent such covenants, conditions, restrictions and other terms concern or relate to the sale of the Units or Lots which generated such Receivables Collateral, the performance of obligations of the seller to Purchasers of such Units or Lots and/or the preservation, protection, collection, verification and/or value of such Receivables Collateral;

                       (b) Borrower shall cause the Additional Project Developer
               which originated the Receivables Collateral to perform, observe and comply with all covenants, conditions, restrictions and other terms of this Agreement which concern or relate to such Receivables Collateral and/or the Additional Project in question; and

                       (c) Borrower shall, upon written request of Lender and as
               may be deemed necessary or desirable by Lender on a case-by-case basis, cause the Additional Project Developer to make and enter into any direct undertakings with Lender that Lender may deem necessary or appropriate to assure the preservation, protection, collection, verification and/or value of such Receivables Collateral.

None of the provisions of this PARAGRAPH 5.13 or any direct undertaking to Lender contemplated by subparagraph (c) above is intended or shall be construed to modify, waive, release or otherwise abrogate any provision of this Agreement or of the other Documents which imposes any obligation or liability on Borrower.

                                   ARTICLE VI

                                HAZARDOUS WASTES

               6.1 Neither the Borrower nor, to the best knowledge of the Borrower, any other Person has ever caused or permitted any Hazardous Material to be placed, held, located or disposed of on, under or at any Project or any part thereof or from any Project in violation of law into the atmosphere or any watercourse, body of water, or wetlands or any other real property legally or beneficially owned (or any interest or estate in which is owned) by the Borrower (including, without limitation, any property owned by a land trust the beneficial interest in which is owned, in whole or in part, by the Borrower), and neither any Project, any part thereof, nor any other real property legally or beneficially owned (or any interest or estate in which is owned) by the Borrower (including, without limitation, any property owned by a land trust the beneficial interest in which is owned, in whole or in part, by the Borrower) has ever been used (whether by the Borrower or, to the best knowledge of the Borrower, by any other Person) as a treatment, storage or disposal (whether permanent or temporary) site for any Hazardous Material. For purposes of this Agreement, "Hazardous Material" means and includes any hazardous substance or any pollutant or contaminant defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, any so-called "Superfund" or "Superlien" law, the Toxic Substances Control Act, or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree, regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect, asbestos or any substance or compound containing asbestos, or any other hazardous, toxic or dangerous, waste, substance or material.

               6.2 Borrower will not place, hold, locate or dispose of on, under or at the Project or any part thereof or from the Project into the atmosphere or any watercourse, body of water or wetlands or any other real property legally or beneficially owned (or any interest or estate in which is owned) by the Borrower (including, without limitation, any property owned by a land trust the beneficial interest in which is owned, in whole or in part, by the

Borrower) any Hazardous Material in violation of law, nor will Borrower permit or cause any other Person to do any of the aforesaid.

               6.3 Borrower hereby indemnifies the Lender and agrees to hold the Lender harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims or any and every kind whatsoever, including reasonable attorneys' fees, paid, incurred or suffered by, or asserted against, the Lender for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from, any Project or from any Project into or upon the land, the atmosphere, or any watercourse, body of water or wetland of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Material).

                                   ARTICLE VII

                      NOTES: MAINTENANCE OF BORROWING BASE;
                       PAYMENTS; SERVICING AND COLLECTION

               7.1 The Receivables Loan shall be evidenced by the Receivables Note and shall be repaid in immediately available funds according to the terms thereof and such provisions of this Agreement as are applicable. Advances made under the Mortgage Loan Facility with respect to any Additional Project shall be evidenced by a separate Project Note in a form acceptable to Lender, executed and delivered simultaneously with the initial Advance under the Mortgage Loan Facility with respect to an approved Additional Project and payable to Lender upon the terms and conditions contained therein and in this Agreement, as applicable. The Advances made under the Mortgage Loan Facility with respect to Ida Building One, Ida Building Two, Ida Building Addition, Winnick Building Addition, Towers and the Second Winnick Building Addition shall continue to be evidenced by the Ida Building One Note, the Ida Building Two Note, the Ida Building Addition Note, the Winnick Building Addition Note, the Towers Note and the Second Winnick Building Addition Note, respectively. The Obligations of Borrower to Lender under the Aloha Bay Note shall continue to be evidenced and governed by the Aloha Bay Note, and the Obligations of Borrower under the Office Note shall continue to be evidenced and governed by the Office Note.

               7.2 If at any time the aggregate outstanding principal amount of the Receivables Loan shall exceed the Borrowing Base, for any reason whatsoever (including, without limitation, the termination or modification of an existing Contract or Instrument with respect to a certain Lot or Unit, and the simultaneous entering into of a new or revised

Contract or Instrument for the purchase of a less expensive Lot or Unit), Borrower shall immediately notify Lender of such fact and make a mandatory prepayment, without premium or penalty, in the amount necessary (including accrued interest) to reduce the outstanding principal amount of the Receivables Loan to the existing Borrowing Base. If a mandatory prepayment is required, Borrower shall have the right, in lieu of payment to eliminate all, or any part, of the excess borrowing and thereby avoid the obligation to make a mandatory prepayment by (a) promptly notifying Lender in writing of Debtor's intention to assign new Eligible Receivables so as to increase the Borrowing Base to the required amount and (b) promptly effecting the assignment of the new Eligible Receivables, but in no event later than five (5) business days after the Borrowing Base deficiency occurred. Such assignment shall be made in compliance with the conditions precedent stated in ARTICLE V hereof. Any mandatory prepayments to be made by Debtor pursuant to this PARAGRAPH 7.2 will not affect any other Obligation of Borrower arising under the other provisions of this Agreement or the Receivables Note.

               7.3 Provided (a) Borrower pays all sums then due and payable to Lender in connection with the Loan, and (b) Borrower has given Lender at least thirty (30) days prior written notice of the prepayment and paid to Lender at the time of prepayment a prepayment premium equal to a percentage, as set forth in the schedule below, of the then unpaid principal balance of the Loan, Borrower shall have the option to prepay the Loan in full, but not in part. The prepayment premium schedule is as follows:

                          MONTHS            PREMIUM
                          1 - 18               3%
                         19 - 36               2%
                         37 - 54               1%
                     55 or thereafter          0%

If there should occur a casualty to or condemnation of any Project or an acceleration of maturity following an Event of Default and such occurrence results in prepayment of the Loan, a prepayment premium will be required in the amount specified above. Notwithstanding anything contained herein to the contrary, there shall be no prepayment premium if prepayment is occasioned solely by reason of: (i) a payment or prepayment of a Contract or Instrument by the obligor(s) thereunder; (ii) a reduction of the outstanding principal balance of the Loan with the proceeds of a sale of any Contract or Instrument to Lender; or (iii) a mandatory partial prepayment made in order for the Receivables Loan to be in conformance with the Borrowing Base.

                   7.3.1 Notwithstanding anything contained in this Agreement to the contrary, and except as may be specifically set forth in any Project Notes, the Aloha Bay Note or the Office Note, Borrower shall have the right to make one or more partial prepayments of the Loan from time to time during the Receivables Borrowing

        Term so long as: (a) each such partial prepayment, equals or exceeds the minimum sum of $2,000,000.00; (b) the aggregate outstanding principal balance of the Loan is not reduced to an amount less than $35,000,000.00 as a result thereof; (c) Borrower pays to Lender, at the time of such prepayment, a prepayment premium equal to one percent (1%) of the amount of the partial prepayment; and (d) Borrower has given Lender at least thirty (30) days prior written notice of each such prepayment; provided, however, that any payments or prepayments referred to in items (i), (ii) and (iii) of PARAGRAPH 7.3 hereof shall not be subject to any prepayment premium.

                   7.3.2 For purposes of determining the month in which any full prepayment occurs pursuant to PARAGRAPH 7.3 hereof, the elapsed time of the Loan shall be measured from the earlier to occur of: (a) the date of the first Advance under the Receivables Loan which is made after the Closing Date, or (b) May 7, 1997. In the event Lender and Borrower agree to renew or extend the Borrowing Term under this Agreement subsequent to the date of this Agreement, the elapsed time of the Loan shall be measured from the date of the first Advance to Borrower on or after the date of the most recent such renewal or extension of the Borrowing Term for the purposes of determining the year in which any full prepayment occurs pursuant to PARAGRAPH 7.3 hereof.

               7.4 The Collection Agent, as agent for Lender, shall collect the payments on the Eligible Receivables used in making the Borrowing Base computations or otherwise constituting part of the Receivables Collateral and remit them to Lender according to the terms of the Agency Agreement; and Borrower will immediately forward all such payments received by it to the Collection Agent for Lender.

               7.5 Notwithstanding the terms of the Agency Agreement, Borrower's obligation to make the payments called for in the Documents will not be deemed satisfied nor will Borrower be credited for such payments until Lender actually receives such payments from Collection Agent in New York, New York, or such other place as Lender shall designate from time to time.

               7.6 For the purpose of determining the adequacy of such payments, Borrower will furnish to Lender, at Borrower's sole cost and expense, no later than the 15th calendar day of each month commencing with the full calendar month following the date hereof, a report meeting the following requirements:

                   (i) shows as of the end of the prior month with respect to the Receivables Collateral which is used in making Borrowing Base computations or otherwise constitutes part of the Receivables
        Collateral:

                             (A) all payments received during the prior month on
               the Receivables Collateral, allocated as between principal, interest, late charges, taxes, and the like,

                             (B) the closing balance as of the end of the prior
               month on each of the Receivables Collateral,

                             (C) The present value of the cash flow (if required
               by Lender) discounted at a rate equal to the greater of: (1) Prime plus two percent (2%); or (2) twelve percent (12%) per annum (for purposes of this clause, "Prime" shall have the same meaning as defined in the Receivables Note), and

                             (D) extensions, refinances, prepayments, and other
               similar adjustments;

                   (ii) itemizes the Receivables Collateral which is used in making Borrowing Base computations or otherwise constitutes part of the Receivables Collateral to show delinquencies of 30, 60, 90 and in excess of 90 days; and

                   (iii) reconciles the prior month's aggregate ending balance of Receivables Collateral to the current month's aggregate ending balance of Receivables Collateral, reflecting all changes to the principal balance payable under the Receivables Collateral (i.e., new accounts funded against or used as replacements of ineligible Receivables Collateral, principal payments and Receivables Collateral released due to cash-outs or replacements).

               7.7 On the basis of such reports, Lender will compute the amount, if any, which was due and payable by Borrower on the last day of the preceding month and will notify Borrower as soon as possible of any amount due.

               7.8 If such reports are not timely received, Lender may estimate the amount which was due and payable; and, in such event, Borrower will pay upon demand the amount estimated by Lender to be due and payable.

               7.9 If payment is made on the basis of Lender's estimate and thereafter reports required by this paragraph are received by Lender, the estimated payment amount shall be adjusted by an additional payment or a refund to the correct amount, as the reports may indicate; such additional amount to be paid by Borrower upon demand and such refund to be made by Lender within five
(5) business days after receipt by Lender of a written request therefor by Borrower. In addition, at each calendar quarter, Borrower will deliver to Lender a current list of the names, addresses and phone numbers of the Purchasers related to Eligible Receivables added or deleted since the last quarter.

               7.10 Lender shall have the exclusive right at any time and from time to time in its sole discretion to substitute a successor or successors to any Collection Agent acting under the Agency Agreement.

               7.11 Subject to Lender's rights upon the occurrence of an Event of Default, all proceeds from the Receivables Collateral (except payments which are identified by Purchasers as tax or maintenance and other assessment payments and are required to be so treated by Borrower) which are received during the Term hereof shall be applied FIRST to the payment of all costs, fees and expenses which Borrower is required to pay by the Documents, SECOND to accrued and unpaid interest due on the Receivables Note, THIRD to the unpaid principal balance of the Receivables Note, AND THEN to the other Obligations in such order and manner as Lender may determine; provided, however, that so long as no Event of Default has occurred and is continuing, such proceeds shall not be applied to any amounts of principal outstanding under any Project Note, the Aloha Bay Note or the Office Note. Except as applied for the benefit of Borrower pursuant to the foregoing, unless and until all such Obligations have been Performed, Borrower shall have no right to any portion of the proceeds of the Receivables Collateral (except payments which are identified by Purchaser as tax or maintenance or other assessment payments and are required to be so treated by Borrower).

               7.12 To the extent not previously paid in accordance with PARAGRAPH 7.11 hereof, Borrower will pay, or cause to be paid, when due all payments required to be made pursuant to the Receivables Note or the other Documents notwithstanding the fact that the future proceeds from the Receivables Collateral shall be sufficient for that purpose; and all amounts payable by Borrower under the Receivables Note, or the other Documents, shall be paid without notice (except as otherwise expressly provided therein), demand, counterclaim, set-off deduction, recoupment or defense, and without abatement, suspension, deferment, diminution or pro-ration by reason of any circumstance or occurrence whatsoever, Borrower's obligation to make such payments being absolute and unconditional.

               7.13 As additional consideration to Lender, Borrower shall pay to Lender an Ida Building One Incentive Fee (the "Ida Building One Incentive Fee") equal to $48,960.00 (less any amounts received by Lender and applied toward payment of such fee prior to the date of this Agreement) with respect to the Units sold in Ida Building One or released from the Ida Building One Deed of Trust. The Ida Building One Incentive Fee shall be paid in installments of $20.00 per Unit sold or released in Ida Building One until such time as the Borrower has repaid the Ida Building One Note in full. Thereafter, the Ida Building One Incentive Fee shall be paid in installments of $1,650.00 per Unit sold or released in Ida Building One until the entire Ida Building One Incentive Fee is paid in full. Payments of the Ida Building One Incentive Fee, in installments of $20.00 per Unit, shall be made together with Ida Building One Release Fees described in PARAGRAPH 3.12 above, until the Ida Building One Note is repaid in full; thereafter, payments of the Ida Building One Incentive Fee, in installments of $1,650.00 per Unit, shall be made at the earlier of the conveyance to a

Purchaser of each sold Unit in Ida Building One or the release of such Unit from the Ida Building One Deed of Trust. The Ida Building One Incentive Fee shall be in addition to the principal and interest payments due under the Ida Building One Note. The Ida Building One Incentive Fee may be prepaid in whole or in part at any time. The Ida Building One Incentive Fee payable pursuant to this subparagraph is the same Incentive Fee payable under Paragraph 6.1 of the Ida Building One Deed of Trust.

               7.14 As additional consideration to Lender, Borrower shall pay to Lender an Ida Building Two Incentive Fee (the "Ida Building Two Incentive Fee"), equal to $18,360.00 (less any amounts received by Lender and applied toward payment of such fee prior to the date of this Agreement) with respect to the Units sold in Ida Building Two or released from the Ida Building Two Deed of Trust. The Ida Building Two Incentive Fee shall be paid in installments of $20.00 per Unit sold or released in Ida Building Two until such time as the Ida Building Two Note is paid in full. Thereafter, the Ida Building Two Incentive Fee shall be paid in installments of $2,550.00 per Unit sold or released in Ida Building Two until the entire Ida Building Two Incentive Fee Two is paid in full. Payments of the Ida Building Two Incentive Fee, in installments of $20.00 per Unit, shall be made together with Ida Building Two Release Fees described in PARAGRAPH 3.13 above, until the Ida Building Two Note is repaid in full; thereafter, payments of the Ida Building Two Incentive Fee, in installments of $2,550.00 per Unit, shall be made at the earlier of the conveyance to a Purchaser of each sold Unit in Ida Building Two or the release of such Unit from the Ida Building Two Deed of Trust. The Ida Building Two Incentive Fee described herein shall be in addition to the principal and interest payments due under the Ida Building Two Note. The Ida Building Two Incentive Fee may be prepaid in whole or in part at any time. The Ida Building Two Incentive Fee payable pursuant to this subparagraph is the same Incentive Fee payable under Paragraph
6.1 of the Ida Building Two Deed of Trust.

               7.15 As additional consideration to Lender, Borrower shall pay to Lender an Aloha Bay Incentive Fee (the "Aloha Bay Incentive Fee"), equal to $32,640.00 (less any amounts received by Lender and applied toward payment of such fee prior to the date of this Agreement) with respect to the Units sold in Aloha Bay or released from the Aloha Bay Mortgage. The Aloha Bay Incentive Fee shall be paid in installments of $20.00 per Unit sold or released in Aloha Bay until such time as the Borrower has repaid the Aloha Bay Note in full. Thereafter, the Aloha Bay Incentive Fee shall be paid in installments of $2,900.00 per Unit sold or released in Aloha Bay until the entire Aloha Bay Incentive Fee is paid in full. Payments of the Aloha Bay Incentive Fee, in installments of $20.00 per Unit, shall be made together with Aloha Bay Release Fees described in PARAGRAPH 3.9 above, until the Aloha Bay Note is repaid in full; thereafter, payments of the Aloha Bay Incentive Fee, in installments of $2,900.00 per Unit, shall be made at the earlier of the conveyance to a Purchaser of each sold Unit in Aloha Bay or the release of such Unit from the Aloha Bay Mortgage. The Aloha Bay Incentive Fee described herein shall be in addition to the principal and interest payments due under the Aloha Bay Note. The Aloha Bay Incentive Fee may be prepaid in whole or in part at any time. The Aloha Bay Incentive Fee payable pursuant to this subparagraph is the same Incentive Fee payable under Paragraph 6.1 of the Aloha Bay Mortgage.

               7.16 As additional consideration to Lender, Borrower shall pay to Lender an Ida Building Addition Incentive Fee (the "Ida Building Addition Incentive Fee"), equal to $24,480.00 (less any amounts received by Lender and applied toward payment of such fee prior to the date of this Agreement) with respect to the Units sold in the Ida Building Addition or released from the Ida Building Addition Deed of Trust. The Ida Building Addition Incentive Fee shall be paid in installments of $20.00 per Unit sold or released in the Ida Building Addition until such time as the Ida Building Addition Note is paid in full. Thereafter, the Ida Building Addition Incentive Fee shall be paid in installments of $1,650.00 per Unit sold or released in the Ida Building Addition until the entire Ida Building Addition Incentive Fee Addition is paid in full. Payments of the Ida Building Addition Incentive Fee, in installments of $20.00 per Unit, shall be made together with Ida Building Addition Release Fees described in PARAGRAPH 3.14 above, until the Ida Building Addition Note is repaid in full; thereafter, payments of the Ida Building Addition Incentive Fee, in installments of $1,650.00 per Unit, shall be made at the earlier of the conveyance to a Purchaser of each sold Unit in the Ida Building Addition or the release of such Unit from the Ida Building Addition Deed of Trust. The Ida Building Addition Incentive Fee described herein shall be in addition to the principal and interest payments due under the Ida Building Addition Note. The Ida Building Addition Incentive Fee may be prepaid in whole or in part at any time. The Ida Building Addition Incentive Fee payable pursuant to this subparagraph is the same Incentive Fee payable under Paragraph 6.1 of the Ida Building Addition Deed of Trust.

               7.17 As additional consideration to Lender, Borrower shall pay to Lender a Winnick Building Addition Incentive Fee (the "Winnick Building Addition Incentive Fee"), equal to $22,440.00 (less any amounts received by Lender and applied toward payment of such fee prior to the date of this Agreement) with respect to the Units sold in Winnick Building Addition or released from the Winnick Building Addition Deed of Trust. The Winnick Building Addition Incentive Fee shall be paid in installments of $20.00 per Unit sold or released in the Winnick Building Addition until such time as the Borrower has repaid the Winnick Building Addition Note in full. Thereafter, the Winnick Building Addition Incentive Fee shall be paid in installments of $2,500.00 per Unit sold or released in the Winnick Building Addition until the entire Winnick Building Addition Incentive Fee is paid in full. Payments of the Winnick Building Addition Incentive Fee, in installments of $20.00 per Unit, shall be made together with Winnick Building Addition Release Fees described in PARAGRAPH 3.15 above, until the Winnick Building Addition Note is repaid in full; thereafter, payments of the Winnick Building Addition Incentive Fee, in installments of $2,500.00 per Unit, shall be made at the earlier of the conveyance to a Purchaser of each sold Unit in the Winnick Building Addition or the release of such Unit from the Winnick Building Addition Deed of Trust. The Winnick Building Addition Incentive Fee described herein shall be in addition to the principal and interest payments due under the Winnick Building Addition Note. The Winnick Building Addition Incentive Fee may be prepaid in whole or in part at any time. The Winnick Building Addition Incentive Fee payable pursuant to this subparagraph is the same Incentive Fee payable under Paragraph 6.1 of the Winnick Building Addition Deed of Trust.

               7.18 As additional consideration to Lender, Borrower shall pay to Lender a Second Winnick Building Addition Incentive Fee (the "Second Winnick Building Addition Incentive Fee"), equal to $18,360.00 with respect to the Units sold in the Second Winnick Building Addition or released from the Second Winnick Building Addition Deed of Trust. The Second Winnick Building Addition Incentive Fee shall be paid in installments of $20.00 per Unit sold or released in the Second Winnick Building Addition until such time as the Borrower has repaid the Second Winnick Building Addition Note in full. Thereafter, the Second Winnick Building Addition Incentive Fee shall be paid in installments of $2,645.00 per Unit sold or released in the Second Winnick Building Addition until the entire Second Winnick Building Addition Incentive Fee is paid in full. Payments of the Second Winnick Building Addition Incentive Fee, in installments of $20.00 per Unit, shall be made together with the Second Winnick Building Addition Release Fees described in PARAGRAPH 3.16 above until the Second Winnick Building Addition Note is repaid in full; thereafter, payments of the Second Winnick Building Addition Incentive Fee, in installments of $2,645.00 per Unit, shall be made at the earlier of the conveyance to a Purchaser of each sold Unit in the Second Winnick Building Addition or the release of such Unit from the Second Winnick Building Addition Deed of Trust. The Second Winnick Building Addition Incentive Fee described herein shall be in addition to the principal and interest payments due under the Second Winnick Building Addition Note. The Second Winnick Building Addition Incentive Fee may be prepaid in whole or in part at any time. The Second Winnick Building Addition Incentive Fee payable pursuant to this subparagraph is the same Incentive Fee payable under Paragraph
6.1 of the Second Winnick Building Addition Deed of Trust.

               7.19 As additional consideration to Lender, Borrower shall pay to Lender a Project incentive fee (the "Project Incentive Fee") with respect to each Additional Project for which Advances under the Mortgage Loan Facility are made by Lender to Borrower, which Project Incentive Fee shall be in an amount equal to $20.00 multiplied by the number of Units contained within such Additional Project. The Project Incentive Fee shall be paid in installments of $20.00 per Unit sold or released in the Additional Project until such time as the Borrower has repaid the Project Note with respect to such Additional Project in full. Thereafter, the Project Incentive Fee payable with respect to such Additional Project shall be paid in installments equal to the amount of the Project Release Fee payable with respect to such Additional Project per Unit sold or released until the entire Project Incentive Fee payable with respect to such Additional Project is paid in full. Payments of the Project Incentive Fee, in installments of $20.00 per Unit, shall be made together with the Project Release Fees described in PARAGRAPH 3.17 above until the Project Note executed and delivered with respect to such Additional Project is repaid in full; thereafter, payments of the Project Incentive Fee with respect to such Additional Project, in installments equal to the Project Release Fee applicable thereto, shall be made at the earlier of the conveyance to a

Purchaser of each sold Unit in the Additional Project or the release of such Unit from the Mortgage recorded with respect to such Additional Project. The Project Incentive Fee described herein shall be in addition to the principal and interest payments due under the Project Note executed and delivered by Borrower with respect to such Additional Project. The Project Incentive Fee may be prepaid in whole or in part at any time.

                                  ARTICLE VIII

              BORROWER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

               8.1 General Representations and Warranties of Borrower: Borrower warrants and represents the truth and accuracy of each of the following warranties and representations, both on the date hereof and on the dates of each transaction made pursuant to this Agreement. Each of the warranties and representations shall inure to the benefit of Lender, its successors and assigns.

               8.2 (a) Except as expressly permitted by PARAGRAPH 8.15 hereof, Borrower is, and will continue to be during the Term hereof, duly organized, validly existing and in good standing under the laws of the State of Nevada and is, and will continue to be during the Term hereof, qualified to do business and in good standing in each jurisdiction in which it is selling Lots or Units or where the location or nature of its properties used or its business makes such qualification necessary (except where failure to do so would not adversely affect Lender's ability to realize upon the Receivables Collateral or any other security for the Performance of the Obligations or materially adversely affect the business or financial condition of Borrower or the ability of Borrower to complete Performance of the Obligations). Borrower has, and will continue to have, powers adequate for making and Performing under the Documents, for undertaking and Performing the Obligations, and for carrying on its business and owning its properties.

                   (b) Borrower and the Applicable Trusts have good right and power to grant the Security Interest in the Receivables Collateral and other security for the Obligations and to execute and deliver this Agreement and the other Documents and, in the case of Borrower, to Perform the Obligations. All action necessary and required by Borrower's and the Applicable Trusts' governing documents and all applicable laws for the obtaining of the Loan and for the execution and delivery of this Agreement and all other Documents executed and delivered in connection with the Loan has been duly and effectively taken; and this Agreement is and shall be, and all other Documents are and shall be, legal, valid, binding and enforceable against Borrower and the Applicable Trusts, to the extent they are parties thereto, in accordance with their respective terms, and do not violate the usury laws of the State of Arizona, Colorado, Florida or Nevada, as applicable. The execution, delivery and Performance of the provisions of this Agreement and all of the other Documents will not violate, constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of Borrower or the Applicable Trusts pursuant to, the terms of any provision of: any law, regulation, judgment, decree, order, franchise or permit applicable to Borrower or the Applicable Trusts; the governing documents of Borrower or any of the Applicable Trusts; or any contract or other agreement or instrument to which Borrower or any Applicable Trust is a party or by which Borrower or the Applicable Trusts or Borrower's or the Applicable Trusts' properties or assets are bound. No consent of any government or agency thereof, or any other person, firm or entity not a party hereto is or will be required as a condition to the execution, delivery, Performance or enforceability of the Documents.

                      (c) So long as any Applicable Trust continues to have an interest in any Receivables Collateral or in any Project, such Applicable Trust is, and will continue to be, duly created and validly existing under the laws of its state of creation, and each Applicable Trust has, and will continue to have during the Term hereof, all requisite power, authority and rights adequate for executing and delivering the Documents, to the extent it is a party thereto, for undertaking and performing the obligations undertaken by it, and for carrying on its business and owning its properties.

              8.3 (a) Except as specifically set forth in EXHIBIT 8.3(a) attached hereto, there is no action, litigation or other proceeding pending or, to Borrower's knowledge, threatened before any arbitration tribunal, court, governmental agency or administrative body against Borrower or any of the Applicable Trusts, which, if adversely determined, might adversely affect Lender's ability to realize upon the Receivables Collateral or any other security for the Performance of the Obligations, or materially and adversely affect any Project, the business or financial condition of Borrower or any of the Applicable Trusts, or the ability of Borrower to complete Performance of the Obligations; or which questions the validity of the Documents.

                      (b) If Borrower, any of the Applicable Trusts or Guarantor becomes a party to any action, litigation or other proceeding which asserts a material claim against Borrower, any of the Applicable Trusts and/or Guarantor, or Borrower or any of the Applicable Trusts receives a notice of noncompliance or becomes the subject of an investigation by a governmental agency or administrative body with respect to any portion of the Project, then Borrower will, within ten (10) days after it obtains knowledge thereof, notify Lender of such action, litigation, proceeding, notice or investigation and the particulars thereof. Thereafter, if requested by Lender, Borrower will report to Lender with respect to the status of such matter and the particulars thereof. Borrower shall pay, or cause the payment of, any judgment or decree for money damages or a fine or penalty against Borrower or any of the Applicable Trusts in excess of $100,000.00; provided, however, that such payment shall not be required hereby so long as the same is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and an adequate reserve or bond or other appropriate provision, if any, shall have been made therefor as required to be in conformity with GAAP. Nothing herein is intended to or shall be construed to limit any right of Borrower to exercise any rights or remedies against any third parties that may be liable for payments of or contributions to any such money damages, fines or penalties.

               8.4 (a) Before Lender shall be obligated to make Advances of the Receivables Loan against Eligible Receivables arising from the sale of Lots or Units in jurisdictions other than the State in which the Project from which such Lot or Unit arose is located and those other jurisdictions which are listed in EXHIBIT 8.4(a) hereto, Borrower will provide Lender with evidence, satisfactory to Lender, that Borrower has complied with all laws of such jurisdiction governing the proposed conduct of Borrower.

                   (b) Except for violations which do not individually or in the aggregate affect Lender's ability to realize upon the Receivables Collateral or any other security for the Performance of the Obligations or do not materially and adversely affect the business or financial condition of Borrower or the Applicable Trusts or the ability of Borrower to complete Performance of the Obligations, Borrower and the Applicable Trusts have complied, and will comply, with all laws and regulations of the United States, the State, County, if any, and municipal jurisdiction in which Lots or Units have been sold or offered for sale.

                   (c) Without limiting the generality of any other representation or warranty contained herein, the use and occupancy of any Project will not violate any private covenant or restriction or any zoning, use or similar law, ordinance or regulation affecting the use or occupancy of any Project which violation might materially and adversely affect the business or financial condition of Borrower or any of the Applicable Trusts or the ability of Borrower to complete Performance of the Obligations.

               8.5 (a) Each Contract or Instrument at the time it is assigned to Lender in connection with the Receivables Loan and this Agreement shall be an Eligible Receivable. Borrower and the Applicable Trusts have performed all of their obligations to Purchasers required to be performed at the time any Eligible Receivable has been delivered to Lender or its agent. Borrower further warrants and guarantees the value and enforceability of the Receivables Collateral.

                   (b) Except for Upgrades, Borrower, without the prior written consent of Lender, will not cancel or materially modify, or consent to or acquiesce in any cancellation or material modification to, or solicit the prepayment of any Contract or Instrument used in making Borrowing Base computations or which otherwise constitutes part of the Receivables Collateral; or waive the timely performance of the obligations of the Purchaser thereunder; provided, however, that so long as no Event of Default, and no act or event which after the giving of notice or the lapse of time, or both, would constitute an Event of Default, has occurred and is continuing:
        (i) Borrower and/or the Applicable Trusts may solicit the prepayment of such Contract or Instrument and accept less than the entire remaining principal balance as payment in full thereon so long as the amount to be received on such Contract or Instrument is at least equal to 85% of the unpaid principal balance payable under such Contract or Instrument, (ii) Borrower and/or the Applicable Trusts may terminate or, subject to subparagraph (d) hereof, modify a Contract or Instrument with respect to a certain Lot or Unit and simultaneously enter into a new or revised Contract or Instrument for the purchase of a less expensive Lot or Unit so long as no deficiency in the Borrowing Base will occur as a result of such termination or modification; provided, however, that in no event shall such termination or modification occur so as to eliminate the default of the contract obligor thereunder, and (iii) notwithstanding clause (ii) above, Borrower may modify ineligible Receivables Collateral in the ordinary course of Borrower's business. Borrower and the Applicable Trusts will not pay or advance directly or indirectly for the account of any Purchaser any sum owing by the Purchaser under any of the Eligible Receivables used in making Borrowing Base computations or which otherwise constitute part of the Receivables Collateral.

                   (c) Borrower at all times will fulfill and will cause its affiliates, agents and independent contractors and the Applicable Trusts at all times to fulfill in all material respects all obligations of any nature whatsoever to Purchasers under all Eligible Receivables which are used in making Borrowing Base computations or otherwise constitute part of the Receivables Collateral.

                   (d) To the extent that copies have been requested by Lender, true and complete copies of the Eligible Receivables and other agreements and disclosures required by applicable law and exhibits thereto which have been and are being used by Borrower in connection with the Project and the sale or offering for sale of Lots or Units therein have been delivered to Lender. To the extent that Lender has requested copies thereof, such documents are the only ones which have been used in connection with the Project and the sale of Lots or Units therein. Borrower and the Applicable Trusts, without the prior written consent of the Lender, will not materially modify the form of any such documents, unless required by law.

                   (e) Borrower will maintain, or will cause to be maintained, in good condition and repair all amenities and common areas which have been promised or represented as being available to Purchasers and all such promised roads and off-site improvements which have not been dedicated to or accepted by the responsible governmental authority or utility. Borrower will maintain, or will cause the

        Applicable Trusts to maintain, a reasonable reserve to assure compliance with the terms of the foregoing sentence.

               8.6 SUBJECT ONLY TO THE PROVISIONS OF PARAGRAPH 3.8 HEREOF, LENDER DOES NOT ASSUME AND SHALL HAVE NO RESPONSIBILITY, OBLIGATION OR LIABILITY TO PURCHASERS, LENDER'S RELATIONSHIP BEING THAT ONLY OF A CREDITOR WHO HAS TAKEN, AS SECURITY FOR INDEBTEDNESS OWED TO IT, A COLLATERAL ASSIGNMENT FROM BORROWER OF RECEIVABLES COLLATERAL. EXCEPT AS REQUIRED BY LAW, OR ANY GOVERNMENTAL AGENCY, BORROWER WILL NOT, AT ANY TIME, USE THE NAME OR MAKE REFERENCE TO LENDER WITH RESPECT TO ANY PROJECT, OR THE SALE OF INSTRUMENTS, CONTRACTS OR OTHERWISE, WITHOUT THE EXPRESS WRITTEN CONSENT OF LENDER.

               8.7 Borrower will undertake the collection of amounts delinquent under each Eligible Receivable which is used in making Borrowing Base computations or otherwise constituting part of the Receivables Collateral, will bear the entire expense of such collection work, and will diligently and timely do such work respecting collection, including forfeiture or foreclosure proceedings. Lender shall have no obligation to undertake any collection, eviction or foreclosure action against the obligor under any Eligible Receivable or to otherwise realize upon any Eligible Receivable.

               8.8 Borrower will maintain a secure place in its offices at the address specified above proper and accurate books, records, ledgers, computer tapes, disks and records correspondence and other papers relating to the Receivables Collateral. Lender may notify the appropriate Purchasers of the existence of Lender's interest as assignee in the Receivables Collateral and request from such Purchasers any information relating to the Receivables Collateral. Borrower will cooperate with Lender in giving such notice and will do so under its letterhead if requested.

               8.9 Except for the sales of Lots or Units and the granting of deeds to Purchasers who are entitled thereto under their respective contracts of sales, Borrower and the Applicable Trusts, without the prior written consent of Lender, will not: (a) sell, convey, pledge, hypothecate, encumber or otherwise transfer any security for the Performance of the Obligations; (b) permit or suffer to exist any liens, security interests or other encumbrances on any security for the Performance of the Obligations, except for the Permitted Encumbrances and liens and Security Interests expressly granted to Lender or as otherwise contemplated by PARAGRAPH 3.1 hereof; or (c) amend any of the Trust Agreements; provided, however, that nothing contained herein shall be construed to restrict or otherwise limit the Applicable Trusts or any Trustee from fulfilling their respective obligations under the terms and provisions of the Trust Agreements; and provided, further, that Borrower shall have the right to terminate any Trust Agreement, or replace any Trustee under an Applicable Trust, so long as such termination or Trustee replacement does not adversely affect any Security

Interest of Lender under this Agreement (except for the Security Interest in the Applicable Trust) or Borrower's financial condition at the time of such termination or Trustee replacement.

               8.10 Borrower shall perform, and shall cause the Trustee of any Applicable Trust to perform, all of their respective now existing and hereafter arising obligations to any Purchasers. Furthermore, Borrower shall perform, and shall cause the Trustee of any Applicable Trust to perform, all of their respective now existing and hereafter arising obligations under the Trust Agreements. Borrower will not be in default in Performance of its Obligations hereunder as a result of a wrongful act or omission of any Trustee while Borrower is diligently pursuing appropriate legal proceedings for injunctive relief against any Trustee and/or taking steps to replace any Trustee. Borrower shall perform all of its obligations under any agreement between Borrower and any Trustee relating to the payment of compensation to such Trustee for its services rendered and expenses incurred in connection with the administration of the Trustee's duties under the Applicable Trust.

               8.11 (a) Borrower will keep or cause to be kept insured against risks of physical damage the improved common areas in any Project and other amenities which have been promised or represented as being available to Purchasers for use by them under policies of "all-risk" insurance in an amount not less than the full insurable value on a replacement cost basis. All such insurance shall be without cost or expense to Lender and shall provide for thirty (30) days notice to Lender of cancellation or material change. Borrower will further insure, or cause to be insured, against such other risks with respect to any Project and Receivables Collateral as Lender may from time to time reasonably require.

                    (b) Borrower will maintain such other insurance with respect to its business and properties as is normally maintained by prudent persons engaged in similar businesses or owning similar property similarly situated.

               8.12 (a) This Agreement and the other Documents, certificates, financial statements and written materials furnished to Lender by or on behalf of Borrower in connection with the transactions contemplated hereby do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein not misleading. Other than trends in the national economy, of which Borrower expresses no opinion, there is no fact known to Borrower which materially and adversely affects or in the future may (so far as Borrower can now foresee) materially adversely affect the Receivables Collateral or any other security for the Performance of the Obligations or the business or financial condition of Borrower, the Applicable Trusts or any Project which has not been set forth in this Agreement or in the other Documents, certificates, financial statements or written materials furnished to Lender in connection with the transactions contemplated hereby; provided, however, that Lender acknowledges that Borrower may, after the date hereof, elect to terminate one or more of the Applicable Trusts. In connection with any such termination, however, Borrower hereby represents that Lender's Security Interests (except for the Security Interest in the Applicable Trust) shall not be adversely affected by any such termination, nor shall any such termination adversely affect the financial condition of Borrower.

                    (b) The fact that Lender's representatives may have made certain examinations and inspections or received certain information pertaining to the Receivables Collateral or any Project and the proposed operation thereof does not in any way affect or reduce the full scope and protection of the warranties, representations and Obligations contained herein, which have induced Lender to enter into this Agreement.

               8.13 (a) Borrower will maintain a standard, modern system of accounting and will keep and maintain all books and records in accordance with GAAP on a consistent basis.

                    (b) On or before the 15th day of each month, Borrower will furnish or cause to be furnished to Lender (i) the reports of Collection Agent and Borrower required pursuant to PARAGRAPH 7.6 hereof, and (ii) a sales report for the prior month showing the number of sales of Lots or Units and the aggregate dollar amount thereof, including down payments.

                    (c) Borrower will furnish or cause to be furnished to Lender, as soon as the same are available and, in any event, within one hundred twenty (120) days of each fiscal year and within sixty (60) days after the end of each interim quarterly fiscal period of the subject, a copy of the current financial statements of the Borrower and the Guarantor. Such financial statements shall contain a balance sheet as of the end of the relevant fiscal period and statements of income and of changes in financial position for such fiscal period (together, in each case, with the comparable figures for the corresponding period of the previous fiscal year), all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved and with prior periods and, in the case of an audited statement, in accordance with generally accepted auditing standards; provided, however, that interim quarterly statements shall be subject to change as resulting from year-end adjustments and additions of appropriate footnotes. All financial statements required pursuant hereto shall be certified to, as the case may be, by the chief financial officer of the subject of such statements; provided, however, that if the statement is an annual statement, the financial statement shall be audited by a nationally recognized firm of certified public accountants reasonably satisfactory to Lender. Together with such financial statements, Borrower will deliver to Lender (i) if such financial statements shall have been audited, a certificate from the auditors stating that in making the examination necessary for the audit they obtained no knowledge of any default by Borrower in the Performance of any of the Obligations, or if they shall have obtained knowledge of any such default, specifying the same; and (ii) a certificate signed by the chief financial officer of Borrower stating that there exists no Event of Default and no condition, event or act, which with notice or lapse of time or both, would become an Event of Default or, if any such Event of Default or any such condition, event or act exists, specifying the nature and period of existence thereof and what action Borrower proposes to take with respect thereto.

                    (d) Promptly upon receipt thereof, Borrower will deliver copies of each other report submitted to Borrower or Guarantor by independent public accountants in connection with any annual, interim, or special audit or examination made by them of the books, records or financial statements of Borrower or Guarantor.

                    (e) Promptly upon their becoming available, to the extent requested by Lender, Borrower will deliver copies of each financial statement, report, notice, or proxy statement sent by Borrower, any of the Applicable Trusts or Guarantor to stockholders generally, or to any governmental organization or authority in connection with the Borrower's, any of the Applicable Trusts' or Guarantor's business, including, without limitation, any report or notice sent to the United States Department of Housing and Urban Development and all departments and agencies of the States of Colorado, Nevada, Florida and Illinois and the Canadian Provinces of British Columbia and Ontario, and each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Borrower, any of the Applicable Trusts or Guarantor with, or received by Borrower, any of the Applicable Trusts or Guarantor in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency.

                    (f) To the extent requested by Lender, Borrower will deliver to Lender from time to time, as available, and promptly upon amendment or effective date, current price lists, sales literature, registrations/consents to sell, and other items, data or information requested by Lender which relate to any Project or any portion thereof.

                    (g) Immediately upon becoming aware of the existence of an Event of Default, or a condition or event which after the giving of notice or the lapse of time, or both, would constitute an Event of Default, Borrower will deliver to Lender written notice specifying therein the nature of the Event of Default, condition or event, as applicable, and the action Borrower is taking or proposes to take with respect thereto.

                    (h) Immediately upon becoming aware that the holder of any obligation or of any indebtedness or other Security of Borrower, any of the Applicable

        Trusts or Guarantor has given notice or has taken action with respect to a claimed default or event of default by Borrower, any of the Applicable Trusts or Guarantor thereunder, Borrower will deliver to Lender written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action Borrower, such Applicable Trust or Guarantor, as the case may be, is taking or proposes to take with respect thereto.

                    (i) Immediately upon becoming aware of any developments or other information which may materially and adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of Borrower, any of the Applicable Trusts or Guarantor or the ability of any of them to perform this Agreement, Borrower will deliver telephonic or telegraphic notice specifying the nature of such development or information and such anticipated effect.

                    (j) So long as the same shall be pertinent to the Loan, any Project, the Documents or any transactions contemplated therein, Borrower will at its expense (i) permit Lender and its representatives at all reasonable times to inspect, audit and copy, as appropriate, any Project or any portion thereof, Borrower's facilities, activities, books of account, logs and records, (ii) cause its employees, agents and accountants to give their full cooperation and assistance in connection with any such visits of inspection or financial conferences and (iii) make available such further information concerning its business and affairs as Lender may from time to time reasonably request; provided, however, that Borrower shall not be liable for the resulting costs of Lender's staff salaries.

                    (k) Borrower will furnish or cause to be furnished to Lender, as soon as the same are available, and in any event within one hundred twenty (120) days following the end of each fiscal year of the subject, a copy of the financial statements for each of the Associations. Such financial statements shall contain a balance sheet as of the end of the fiscal year, and a statement of income and of cash flows for such fiscal year (together, in each case, with comparable figures for the corresponding period of the previous fiscal year), all in reasonable detail, prepared in accordance with GAAP, consistently applied, throughout the period involved and consistent with prior periods and, in the case of an audited statement, with generally accepted auditing standards. All financial statements required pursuant hereto shall be certified to, as the case may be, by the chief financial officer of the subject of such statements; provided, however, that if the statement is an annual statement and audited statements of the subject have been previously prepared, the statements shall be certified by a nationally recognized firm of accountants reasonably satisfactory to Lender.

               8.14 Borrower will cause any and all indebtedness (subject to PARAGRAPH 8.24 hereof, other than indebtedness for reasonable salaries in the normal course of business) owing by it to its shareholders, directors or officers, as the case may be, Guarantor, or any member of the Control Group to be, upon the occurrence and continuation of an Event of Default, subordinated in all aspects to the Obligations.

               8.15 Borrower will not, and will not permit any of the Applicable Trusts to, without Lender's prior written consent: (a) sell, lease, transfer or dispose of all or substantially all of its assets to another entity; or (b) consolidate with or merge into another entity, permit any other entity to merge into it or consolidate with it, or permit any transfer of the ownership of, or power to control, Borrower. Notwithstanding the foregoing, the Applicable Trusts shall be permitted to transfer title to any Projects or Units or Lots and/or other assets therein to Borrower in connection with any termination of such Trust, so long as Lender's Security Interest (other than in the Applicable Trust) and Borrower's financial condition are not adversely affected thereby.

               8.16 Neither Borrower nor any of the Applicable Trusts are in default of any payment on account of indebtedness for borrowed money or of any repurchase obligations in connection with a receivables purchase financing, or in violation of or in default under any material term in any material agreement, instrument, order, decree or judgment of any court, arbitration or governmental authority to which it is a party or by which it is bound.

               8.17 Borrower and each of the Applicable Trusts have filed all tax returns and paid all taxes, assessments, levies and penalties, if any, in respect thereof required to be filed by it or paid by it to any governmental or quasi-governmental authority or subdivision; provided, however, that the foregoing items need not be paid while being contested in good faith and by appropriate proceedings (in the written opinion of Borrower's independent counsel, which shall be submitted to Lender, in any case involving over $50,000.00); and provided, further, that adequate accounting reserves (in the written opinion of Borrower's independent accountants, which shall be delivered to Lender) have been established with respect thereto, and provided, further, that any of Borrower's or the Applicable Trusts' title to, and its right to use, its properties shall not be materially and adversely affected thereby. All real estate taxes and assessments have been paid which are due and owing in connection with the common areas of any Project and other amenities which have been promised or represented as being available to Purchasers for use by them. Borrower will use its best efforts to provide to Lender not more than thirty
(30) days after such taxes and assessments would become delinquent if not paid evidence that all such taxes and assessments on the Project common areas have been paid in full.

               8.18 Borrower will pay to Lender on demand all out-of-pocket costs and expenses (excluding Lender's staff salaries) incurred or to be incurred by Lender in connection with the initiation, documentation and closing of the Loan, the making of Advances hereunder, the protection of the security for the Performance of the Obligations, or the enforcement of the Obligations against Borrower or Guarantor, including, without limitation, travel costs, all attorneys' fees, all filing and recording fees, all charges for consumer credit reports, all revenue and documentary stamp and intangible taxes, and all fees and expenses of Collection Agent to perform the services contemplated hereunder and under the terms of the Agency Agreement, and all fees and expenses of the Custodian to perform the services contemplated hereunder and under the terms of the Custodial Agreement.

               8.19 Borrower will INDEMNIFY, SAVE AND HOLD HARMLESS, and defend Lender, its successors, assigns and shareholders (including corporate shareholders), and the directors, officers, employees, agents and servants of the foregoing, from any and all losses, costs, expenses (including, without limitation, court costs and attorneys' fees), demands, claims, suits, proceedings (whether civil or criminal), orders, judgments, penalties, fines and other sanctions arising from or brought in connection with (a) any Project, the security for the Performance of the Obligations, Lender's status by virtue of the Assignments, creation of Security Interests, the terms of the Documents or the transactions related thereto, or any act or omission of Borrower, Collection Agent or Custodian, or the employees or agents of either of them, whether actual or alleged, including, without limitation, violations of Regulation Z of the Board of Governors of the Federal Reserve System or any other law, rule or regulation relating to the Receivables Collateral and sales of Lots or Units, and (b) any and all brokers' commissions or finders' fees or other costs of similar type, or claims by any broker, agent or other party in connection with the transactions contemplated by this Agreement. On written request by a Person covered by the above agreement of indemnity, Borrower will undertake, at its own cost and expense, on behalf of such indemnitee, using counsel satisfactory to the indemnitee, the defense of any legal action or proceeding to which such Person shall be a party, provided that such action or proceeding shall result from, or grow or arise out of any of the events set forth in this paragraph. Lender represents and warrants to Borrower that Lender has no knowledge of broker involvement in the transactions contemplated by the Documents.

               8.20 Borrower will not directly or indirectly invest all or any part of the proceeds of the Loan in any investment security subject to the margin requirements of Regulation "G".

               8.21 Borrower will execute or cause to be executed all documents and do or cause to be done all acts necessary for Lender to perfect and to continue the perfection of the Security Interest of Lender in the Receivables Collateral, the Applicable Trusts or the other security for the Performance of the Obligations or otherwise to effect the intent and purposes of the Documents. Borrower will prosecute or defend any action involving the priority, validity or enforceability of the Security Interest granted to Lender; provided, however, that, at Lender's option, Lender may do so at Borrower's expense.

               8.22 Borrower is fully familiar with all of the terms and conditions of the Documents and is not in default thereunder. No act or event has occurred which after notice and/or lapse of time would constitute such a default or an Event of Default.

               8.23 FINANCIAL COVENANTS. Borrower hereby covenants and agrees to comply with the financial covenants hereinafter set forth in this PARAGRAPH 8.23 during the entire Term of the Loan, which financial covenants shall be tested on a semiannual basis, upon the expiration of the second fiscal quarter and fourth fiscal quarter of Borrower. The compliance of Borrower with respect to the financial covenants set forth below shall be confirmed by Borrower's delivery to Lender of a certification in the form attached hereto as EXHIBIT 8.23, which certification shall be signed by a duly-authorized officer of Borrower and shall be delivered to Lender within sixty (60) days after the expiration of each second fiscal quarter and within one hundred twenty (120) days after the expiration of each fourth fiscal quarter of Borrower:

                    (a) Tangible Net Worth. Until the full and complete Performance of all of Borrower's Obligations under the Loan, the Consolidated Tangible Net Worth of Borrower and its Subsidiaries shall be, at all times, not less than $20,000,000.00 (the "Tangible Net Worth Base"); provided, however, that the Tangible Net Worth Base shall be increased each fiscal quarter by an amount equal to fifty percent (50%) of the consolidated net income (if any) of Borrower and its Subsidiaries, commencing with Borrower's fiscal quarter ending November 30, 1997; and provided, further, that the Tangible Net Worth Base shall not be increased to more than $25,000,000.00. In the event that Borrower and its Subsidiaries do not realize any net income for any fiscal quarter, or if there is a net loss for such quarter, the Tangible Net Worth Base applicable to the next successive fiscal quarter shall remain unchanged and shall not in any event be reduced or decreased. For purposes of this PARAGRAPH 8.23, "Consolidated Tangible Net Worth" shall mean, on the date of determination thereof, the consolidated net worth of Borrower and its Subsidiaries, as determined in accordance with GAAP, after deducting the value of patents, trademarks, goodwill and other intangible assets, the value of assets treated as "questionable" by the accounting firm which shall have prepared Borrower's most recent financial statement, and after deducting all amounts due Borrower from its affiliates or from Guarantor (provided that the deduction for any amounts owed to Borrower from Mego Mortgage shall include only amounts which are owed in excess of $1,000,000.00). It is agreed that intangible assets shall not include deferred selling expenses determined in accordance with GAAP or interest-only strip securities and other related mortgage securities, both of which shall be deemed to be tangible assets. For the purposes of determining the quarterly increases in the Tangible Net Worth Base, the net income of Borrower and its Subsidiaries shall be determined in accordance with GAAP.

                    (b) Consolidated Debt to Consolidated Tangible Net Worth. The ratio of consolidated total liabilities of Borrower and its Subsidiaries to the Consolidated Tangible Net Worth of Borrower and its Subsidiaries shall not, at any time, be greater than 4:1.


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

                    (c) Dividends. Borrower will not declare or pay any dividends so long as any Event of Default, or any failure by Borrower or Guarantor to make any payment when due, has occurred and is continuing.

                    (d) Marketing Costs to Net Sales. On the final day of Borrower's second (2nd) fiscal quarter and fourth (4th) fiscal quarter for each of Borrower's fiscal years, the ratio of the total of Borrower's costs and expenses for commissions and selling relating to retail lot sales and time-share sales (exclusive of any fees payable by Borrower to Hospitality Franchise Systems, Inc.) ("Marketing Costs") for the immediately preceding four (4) fiscal quarters to the total of Borrower's processed sales of retail lots and time-share interests for the same period (each net of cancellations of such sales) ("Net Sales") shall not be greater than 1.1:2; provided, however, that a breach of this covenant shall not be an Event of Default, but in the event that there are two (2) consecutive occurrences of a breach of this covenant or in the event a breach of this covenant continues without cure for a period in excess of sixty (60) days after the end of any test quarter, Lender shall have no further obligation to make any Advances hereunder, including, without limitation, any Receivables Advances or any Advances under the Mortgage Loan Facility until such breach is cured.

               8.24 Borrower will not directly or indirectly make or permit any of its Subsidiaries to make loans to any member of the Control Group of Borrower (other than to the Guarantor or any Subsidiaries of Borrower), or to any member of the Control Group of Guarantor, including, without limitation, and in any event, loans to any one or more of Messrs. Robert Nederlander, Jerome J. Cohen, Eugene I. Schuster, Herbert B. Hirsch and Don A. Mayerson, which in the aggregate exceed $1,000,000.00 outstanding at any time. Borrower will not directly or indirectly provide or permit any of its Subsidiaries to provide compensation for services rendered, including, without limitation, consulting fees, management fees, salaries, bonuses or any other nondividend compensation, to members of the Control Group for services rendered which in the aggregate exceeds $1,500,000.00 per annum. The compliance of Borrower with respect to the foregoing covenant shall be confirmed on a semiannual basis by Borrower's delivery to Lender of the certification described in PARAGRAPH 8.23 above within sixty (60) days after the expiration of each second fiscal quarter and within one hundred twenty (120) days after the expiration of each fourth fiscal quarter of Borrower.

               8.25 Borrower and its Subsidiaries will not have or incur any nontax sharing indebtedness (as hereinafter defined) to Guarantor, its successors or assigns, which results in the aggregate outstanding principal balance of all nontax sharing indebtedness of Borrower and its Subsidiaries to Guarantor exceeding the sum of $2,000,000.00 in the aggregate. As used herein, the term "nontax sharing indebtedness" means all indebtedness other than amounts payable to Guarantor pursuant to tax sharing arrangements among Guarantor and its Subsidiaries. The compliance of Borrower with respect to the foregoing covenant shall be


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

confirmed on a semiannual basis by Borrower's delivery to Lender of the certification described in PARAGRAPH 8.23 above within sixty (60) days after the expiration of each second fiscal quarter and within one hundred twenty (120) days after the expiration of each fourth fiscal quarter of Borrower.

               8.26 The representations, warranties and covenants contained in this ARTICLE VIII are in addition to, and not in derogation of, the representations and warranties elsewhere contained herein in the other Documents.

               8.27 Except as disclosed to and permitted, in writing, by Lender, the representations and warranties contained in this Agreement are continuing and shall be deemed to be made and reaffirmed prior to the making of each Advance under this Agreement.

               8.28 To the extent that Borrower reacquires any Units in a Project owned by an Applicable Trust following their sale to Purchasers, Borrower shall reconvey the same to the Trustee under such Applicable Trust promptly upon such reacquisition, but only to the extent such reconveyance is required under the Applicable Trust and, if so, then such Units shall be reconveyed to the Trustee under such Applicable Trust subject only to those matters to which such Units were subject to immediately prior to their transfer to the Purchaser thereof and to nondelinquent ad valorem taxes for the current year.

               8.29 Borrower shall not, without the prior written consent of Lender, sell Units under a Land Sales Contract. For purposes hereof, a Land Sales Contract shall mean a contract for deed, contract to convey, agreement for sale or any similar contract pursuant to which Borrower has conveyed to Purchaser equitable title in the Unit and under which the Borrower is obligated to convey to the Purchaser the remainder of Borrower's title, whether legal or equitable, on payment in full of all monies due under the contract. Land Sales Contract do not include purchase contracts or similar executory contracts which are intended to control the rights and obligations of parties pending a closing of a sale or purchase transaction, including, without limitation, the "Grand Flamingo Suites Purchase Agreement" a copy of which was previously delivered to Lender.

               8.30 Borrower shall give to Lender, as soon as is reasonably possible following the giving or receipt thereof, copies of any nonroutine notices given to or received by any Trustee.

               8.31 On or before June 30 and December 31 of each year during the Term, Borrower shall give to Lender a current report concerning the status of the litigation matters described in the attached EXHIBIT "8.31".

               8.32 Borrower shall (a) maintain or cause to be maintained, in full force and effect during the Term, a license agreement (the "License Agreement") providing for access


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

by Purchasers of Units in each of Suites Phase II, Fountains, Winnick, Ida Building One, Ida Building Two, Winnick Building Addition, Ida Building Addition and Second Winnick Building Addition to common recreational areas and facilities and other amenities of the Grand Flamingo Towers Resort Club (the "Towers Club"), or (b) provide or cause to be provided to such Purchasers, alternate recreational areas and facilities and other amenities reasonably equivalent to those provided by the Towers Club pursuant to the License Agreement, as originally executed, in the event the License Agreement is terminated prior to the expiration of the Term.

               8.33 (a) Borrower represents and warrants that each Trustee under any Applicable Trust is lawfully seized of a good and marketable title in fee simple in the Project which is the subject of the Applicable Trust and the buildings and other improvements erected thereon, and that such Project is free from liens, claims, restrictions or encumbrances, except for such liens, claims, restrictions or encumbrances as are approved by Lender.

                    (b) Borrower does hereby warrant and shall forever defend the title of any Project owned by an Applicable Trust against the claims of all Persons whatsoever, subject to the right, title and interest of the Trustee of the Applicable Trust, Purchasers, Persons claiming by, through or under the Trustee of the Applicable Trust or Purchasers and to matters approved by Lender.

               8.34 Throughout the Term, Borrower shall permit FPSI to oversee all of the servicing activities with respect to Receivables Collateral that are pledged by Borrower to Lender, which oversight functions shall be performed by FPSI pursuant to the Oversight Agreement. Lender shall cause FPSI to waive any fee otherwise payable to it as a result of such oversight activities; however, Borrower shall have the responsibility for reimbursing FPSI for any actual out-of-pocket costs and expenses incurred by it to the extent provided in the Oversight Agreement.

                                   ARTICLE IX

                                    DEFAULTS

               9.1 The occurrence of any of the following events or conditions shall constitute an Event of Default by Borrower under the Documents:

                    (a) Lender fails to receive from Borrower when due and payable (i) any amount that Borrower is obligated to pay on any Note executed by Borrower pursuant to the terms of this Agreement, or (ii) any other payment due under the Documents; and such failure shall continue for five (5) days after notice thereof to Borrower, except for the payment of the final installment due under any of the Notes, for which no grace period is allowed;


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

                    (b) any representation or warranty of Borrower contained in the Documents or in any certificate furnished under the Documents proves to be, in any material respect, false or misleading as of the date deemed made;

                    (c) there is a default in the Performance of the Obligations set forth in PARAGRAPHS 3.3, 8.9 OR 8.15 hereof;

                      (d) there is a default in the Performance of any other Obligations or a violation of any term, covenant or provision of the Documents (other than a default or violation referred to elsewhere in this PARAGRAPH 9.1 or under PARAGRAPH 8.23(d) hereof) and such default or violation continued unremedied (i) for a period of five (5) days after notice thereof to Borrower in the case of a default or violation of PARAGRAPHS 8.8, 8.12 OR 8.13 hereof or any other default or violation which can be cured by the payment of money alone, or (ii) for a period of thirty (30) days after notice to Borrower in the case of any other default or violation;

                    (e) an "Event of Default," as defined elsewhere herein or in any of the other Documents, occurs, or an act or event occurs under any of the Documents, whether or not denominated as an "Event of Default," which expressly entitles Lender to accelerate any of the Obligations and/or exercise its other remedies upon the occurrence of an Event of Default hereunder;

                    (f) any material default by Borrower or any of the Applicable Trusts under any other agreement evidencing, guaranteeing, or securing borrowed money or a receivables purchase financing has occurred permitting the acceleration of such indebtedness or repurchase obligations, which accelerated payment or repurchase obligations are in excess of $100,000.00 in the aggregate;

                    (g) any final, nonappealable judgment or decree for money damages or for a fine or penalty against Borrower or any of the Applicable Trusts which is not paid and discharged or stayed within thirty (30) days thereafter and when aggregated with all other judgment(s) or decree(s) that have remained unpaid and undischarged or unstayed for such period is in excess of $100,000.00;

                    (h) any party holding a lien or security interest in the Receivables Collateral or any other security for the Performance of the Obligations or a lien on any common areas or other amenities in any Project commences proceedings for foreclosure or similar sale thereof and such sale or proceeding is not discharged in full or stayed within thirty (30) days after commencement thereof;

                    (i) (i) Borrower, any of the Applicable Trusts or Guarantor becomes insolvent or unable to pay its debts when due or generally fails to pay its


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

        debts when due; (ii) Borrower, any of the Applicable Trusts or Guarantor files a petition in any bankruptcy, reorganization, winding-up or liquidation proceeding or other proceeding analogous in purpose or effect relating to such entity; applies for or consents to the appointment of a receiver, trustee or other custodian for the bankruptcy, reorganization, winding-up or liquidation of such entity; makes an assignment for the benefit of creditors; or admits in writing that it is unable to pay its debts; (iii) any court order or judgment is entered confirming the bankruptcy or insolvency of Borrower, any of the Applicable Trusts or Guarantor or approving any reorganization, winding-up or liquidation of such entity or a substantial portion of its assets; (iv) there is instituted against Borrower, any of the Applicable Trusts or Guarantor any bankruptcy, reorganization, winding-up or liquidation proceeding or other proceeding analogous in purpose or effect and the same is not dismissed within sixty (60) days after the institution thereof; or (v) a receiver, trustee or other custodian is appointed for any part of the Receivables Collateral or any Project or all or a substantial portion of the assets of Borrower, any of the Applicable Trusts or any Guarantor;

                    (j) Performance by Borrower, any of the Applicable Trusts or Guarantor of any material obligation under any Document or the Guarantee, as the case may be, is rendered unenforceable in any material respect, or the Guarantor repudiates, rescinds, limits or annuls its Guarantee;

                    (k) there occurs a material adverse change in any Project or in the business or financial condition of Borrower, any of the Applicable Trusts or Guarantor or in the Receivables Collateral or any other security for the Performance of the Obligations, which change is not enumerated in this PARAGRAPH 9.1 and as the result of which Lender in good faith deems the prospect of Performance of the Obligations impaired or its security therefor imperiled;

                    (l) Borrower is in default of that license agreement between Borrower and Hospitality Franchise Systems, Inc. dated as of April 18, 1995, as amended, modified, restated or replaced, to the extent such default has a material and adverse effect on any Project.

               9.2 At any time after an Event of Default has occurred and while it is continuing, Lender shall have the right to do any one or more of the following:

                    (a) cease to make further Advances;

                    (b) declare all Notes evidencing the Loan, together with prepayment premiums and all other sums owing by Borrower to Lender in connection with the Documents, immediately due and payable without notice, presentment, demand or protest, which are hereby waived by Borrower;


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

                    (c) with respect to the Receivables Collateral, (i) institute collection actions against all Persons obligated therein, (ii) enter into modification agreements and make extension agreements with respect to payments and other performances, (iii) release Persons liable for the payment and performance thereof or the securities for such payment and performance, and (iv) settle and compromise disputes with respect to payments and performances claimed due thereon, all without notice to Borrower, without being called to account therefor by Borrower and without relieving Borrower from Performance of the Obligations; and

                    (d) proceed to protect and enforce its rights and remedies under this Agreement or any other Documents and to foreclose or otherwise realize upon its security for the Performance of the Obligations, or to exercise any other rights and remedies available to it at law, in equity or by statute.

The rights and powers granted pursuant to this paragraph are not intended to limit the rights and powers granted elsewhere herein.

               9.3 Notwithstanding anything contained in the Documents to the contrary, Lender shall have the right to cease to make further Advances at any time that a condition or event which after the giving of notice or the lapse of time, or both, would constitute an Event of Default, has occurred and is continuing.

               9.4 Notwithstanding anything in the documents to the contrary, while an Event of Default exists, any cash received and retained by Lender in connection with the Receivables Collateral may be applied to payment of the Obligations in the manner provided in PARAGRAPH 9.6 hereof.

               9.5 (a) Pursuant to its rights under PARAGRAPH 9.2 hereof, following an Event of Default, and subject to the terms and conditions hereof, Lender may sell, assign and deliver the Receivables Collateral and any and all other security for the Obligations, or any part thereof, at public or private sale, conducted in a commercially reasonable manner by an officer, or agent of, or auctioneer or attorney for, Lender at Lender's place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as Lender shall reasonably determine, and Lender may be the purchaser of any or all of the Receivables Collateral or any other security for the Obligations so sold. Lender may, in its reasonable discretion, at any such sale, restrict the prospective bidders or purchasers as to number, nature of business and investment intention, and, without limitation, may require that the Persons making such purchases represent and agree to the satisfaction of Lender that they are purchasing the Receivables Collateral or any other security for the Obligations for their account, for investment, and not with a view to the distribution or resale of any thereof. Lender shall have no obligation to delay sale of any Receivables Collateral or any other


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

        security for the Obligations to be registered for public sale under the Securities Act of 1933, as amended, and any applicable state securities laws. Private sales made without registration shall not be deemed to have been made in a commercially unreasonable manner by virtue of any terms less favorable to the seller resulting from the private nature of such sales.

               In view of the fact that federal and state securities or other laws may impose certain restrictions on the method by which a sale of Receivables Collateral or any other security for the Obligations may be effected after an Event of Default, Borrower agrees that upon the occurrence and continuation of an Event of Default, Lender may, from time to time, attempt to sell all or any part of the Receivables Collateral or any other security for the Obligations by a private placement restricting the bidder and prospective purchasers, and in so doing, Lender may solicit offers to buy the Receivables Collateral or any other security for the Obligations, or any part of it for cash, from a limited number of purchasers deemed by Lender, in its reasonable judgment, to be respectable parties who might be interested in purchasing the Receivables Collateral or any other security for the Obligations, and if Lender, solicits such offers from not less than three (3) such investors, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such collateral. Lender shall give Borrower at least fifteen (15) days prior written notice, which 15-day notice shall be deemed to be reasonable (notwithstanding provisions of subparagraph
        (b) below), of the day on or after which any such private placement is to be made.

               (b) Without prejudice to the right of Lender to make such sale within such shorter period as may be reasonable under the circumstances, foreclosure sale of all or any part of the Receivables Collateral and any and all other security for the Obligations shall be deemed held pursuant to reasonable notice if held:

                   (i) Forty-five (45) days after notice is given, based upon default consisting of insolvency, bankruptcy or other default of a nature which cannot be corrected by Borrower, or default for which no grace period is specified herein; or

                   (ii) Sixty (60) days after notice of an act, circumstance or event which, if uncorrected, after expiration of any applicable grace period, shall constitute a default hereunder.

        Where any notice to Borrower and grace period thereafter is required under this Agreement, such grace period shall be deducted from the 60-day notice of foreclosure sale specified in item (ii) above, so that the maximum period between notice to Borrower of an act, circumstance or event which, if uncorrected after elapse of any applicable grace period, would constitute an Event of Default and the foreclosure sale


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

        of the Receivables Collateral and any and all other security for the Obligations based upon such Event of Default shall in no event be required to exceed sixty (60) days.

               (c) At any sale following an Event of Default, the Receivables Collateral and any and all other security for the Obligations may be sold as an entirety or in partial interests. Lender shall not be obligated to make any sale pursuant to any notice previously given. In case of any sale of all or any part of the Receivables Collateral or any other security for the Obligations on credit or for future delivery, the Receivables Collateral or any other security for the Obligations so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the collateral so sold; and in case of any such failure, such Receivables Collateral or such other security for the Obligations may again be sold under and pursuant to and in compliance with the provisions hereof.

               (d) In connection with sales made following an Event of Default, Lender may, in the name and stead of Borrower or in its own name, make and execute all conveyances, assignments and transfers of the Receivables Collateral sold pursuant to this Agreement; and Lender is hereby appointed Borrower's attorney-in-fact for this purpose. Nevertheless, Borrower will, if so requested by Lender, ratify and confirm any sale or sales by executing and delivering to Lender, or to such purchaser or purchasers, all such instruments as may, in the judgment of Lender, be advisable for that purpose.

               (e) The receipt by Lender of the purchase money paid at any sale made following an Event of Default shall be a sufficient discharge therefor to any purchaser of the Receivables Collateral or any portion thereof, and no such purchaser, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

               (f) Each purchaser at any sale following an Event of Default shall hold the Receivables Collateral and such other security for the Obligations so sold absolutely free from every claim or right of Borrower, including, without limitation, any equity or right of redemption of Borrower, which Borrower hereby specifically waives to the extent Borrower may lawfully do so. Lender, its employees and agents shall after such sale be fully discharged from any liability or responsibility in any matter relating to the Receivables Collateral and such other security that is sold and resulting from any action or inaction on the part of such purchaser or any successor-in-interest of such purchaser.


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

               9.6 The proceeds of any sale of all or any part of the Receivables Collateral and such other security for the Obligations shall be applied in the following order or priorities; first, to the payment of all costs and expenses of such sale, including, without limitation, reasonable compensation to Lender and its agents, attorneys' fees, and all other expenses, liabilities and advances incurred or made by Lender, its agents and attorneys, in connection with such sale, and any other unreimbursed expenses for which Lender may be reimbursed pursuant to the Documents; second, to the payment of the Obligations, in such order and manner as Lender shall in its discretion determine, with no amounts applied to payment of principal until all interest has been paid; and third, to the payment to Borrower, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

               9.7 Lender may, at its option, and without any obligation to do so (but subject to any prior notice requirements, if any, contained in any Mortgage with respect to the exercise of any similar rights of Lender under such Mortgage), pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Borrower if Borrower fails to do so; and for such purposes Lender may use the proceeds of the Receivables Collateral or any other security for the Obligations and is hereby appointed Borrower's attorney-in-fact. All amounts expended by Lender in so doing or in exercising its remedies hereunder following an Event of Default shall become part of the Obligations secured hereby, shall be immediately due and payable by Borrower to Lender upon demand therefor, and shall bear interest at the Overdue Rate from the dates of such expenditures until paid. Exercise by Lender of its option under this paragraph will not cure any default of Borrower.

               9.8 No remedy herein or in any other Document conferred on or reserved to Lender is intended to be exclusive of any other remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder, under any other Document or now or hereafter existing at law or in equity. Notwithstanding anything herein to the contrary, in any nonjudicial, public or private sale or sales under the Uniform Commercial Code or applicable real property law or in any judicial foreclosure and sale of the Receivables Collateral or any other security for the Obligations, the Receivables Collateral or any other security for the Obligations may be sold in any manner whatsoever not prohibited by law. No delay or omission to exercise any right or power shall be construed to be a waiver of any default or acquiescence therein or a waiver of any right or power; and every such right and power may be exercised from time to time and as often as may be deemed expedient. Lender's acceptance of any performance due hereunder which does not comply strictly with the terms hereof shall not be deemed to be a waiver of any right of Lender to strict Performance by Borrower. Acceptance of past due amounts or partial payments shall not constitute a waiver of full and timely payment of the Obligations. No Event of Default, declaration of the unpaid principal of the Loan to be immediately due and payable or exercise of any other right to remedy upon default shall stay, waive, or otherwise affect Lender's right to receive payments on and other proceeds of the Receivables Collateral.

               9.9 Borrower, for itself and for all who may claim through or under it, hereby expressly waives and releases all right to have the Receivables Collateral or any other security for the Performance of the Obligations, or any part thereof, marshaled on any foreclosure, sale or other enforcement hereof.

               9.10 While an Event of Default exists, Borrower will, on the request of Lender, assemble the Receivables Collateral not already in Lender's possession and make it available to Lender at a time and place reasonably convenient to Lender.

                                    ARTICLE X

                                POWER OF ATTORNEY

               For the purpose of enabling Lender to protect and preserve its Security Interest in the Receivables Collateral, the Applicable Trusts and all other security for the Obligations and its rights and remedies under this Agreement and the Documents, Borrower does hereby constitute and appoint Lender, and its successors and assigns, to be Borrower's true and lawful attorney-in-fact upon the occurrence of an Event of Default, and during the continuance thereof, to perform any act, take any action, execute and sign any document, statement, instrument or other writing, and to do and perform any and all deeds and things in the name, place, and stead of Borrower, which Lender in its discretion shall determine necessary or required to protect and preserve its Security Interest in the Receivables Collateral, the Applicable Trusts or any other security for the Obligations and its rights and remedies under this Agreement and the Documents, or which Borrower is required or obligated to perform under the terms of this Agreement or the Documents.

                                   ARTICLE XI

                         CONSTRUCTION AND GENERAL TERMS

               11.1 All monies payable under the Project Notes, the Aloha Bay Note or the Office Note shall be paid to Lender at the address first set forth in this Agreement. All payments to be made under the Receivables Note shall be made to the Collection Agent.

               11.2 This Agreement and the other Documents exclusively and completely state the rights and obligations of Lender and Borrower with respect to the Loan. No modification, variation, termination, discharge or abandonment hereof and no waiver of any of the provisions or conditions shall be valid unless in writing and signed by duly authorized representatives of Lender and Borrower or successors, transferees or assigns of either, subject, however, to the limitations on assignment hereby by Borrower. This Agreement supersedes any and all prior agreements or understandings, written or oral, between Borrower and Lender (other than in the other Documents) concerning this transaction.

               11.3 The powers and agency hereby granted by Borrower are coupled with an interest and are irrevocable and are granted as cumulative to the remedies for collection of the indebtedness secured hereby provided by law.

               11.4 This Agreement may be executed simultaneously in any number of identical copies each of which shall constitute an original for all purposes.

               11.5 Any notice required or permitted to be given hereunder shall be in writing and shall be (a) personally delivered to the party being notified by courier or overnight courier, (b) transmitted by legible facsimile transmission so long as a hard copy of such notice is simultaneously sent by the notifying party by courier or overnight courier, or (c) transmitted by postage prepaid, certified or registered mail to such party at its address after its signature on the signature page hereof or such other address as the party being notified may have otherwise designated in a notice given as provided in this paragraph. Such notice shall be deemed to be effective, unless actual receipt is expressly elsewhere specified herein, upon (x) the date of receipt or (y) the date five (5) days after posting if transmitted by mail, whichever shall first occur.

               11.6 All the covenants, promises, stipulations and agreements of Borrower and all the rights and remedies of the Lender in this Agreement contained shall bind Borrower, and, subject to the restrictions on merger, consolidation and assignment herein contained, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, whether so expressed or not. Borrower may not assign its rights herein and no Person shall be deemed a third party beneficiary of this Agreement.

               11.7 If any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

               11.8 Time is of the essence in the Performance of the Obligations.

               11.9 All headings are inserted for convenience only and shall not affect any construction or interpretation of this Agreement. The provisions of this Agreement shall apply to the parties according to the context hereof and without regard to the number or gender of words and expressions used herein. Unless otherwise indicated, all references herein to clauses and other subdivisions refer to the corresponding paragraphs, clauses and other subdivisions of this Agreement; the words "hereof", "hereto", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular paragraph, clause or other subdivision hereof; and reference to a numbered or lettered subdivision of an Article, or paragraph shall include relevant matter within the Article or paragraph which is applicable to but not within such numbered or lettered subdivision.

               11.10 THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED AND SHALL BE PERFORMED IN THE STATE OF ARIZONA. THE PROVISIONS OF THIS AGREEMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT SUCH LAWS, THE LAWS OF THE UNITED STATES. BORROWER (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY LENDER AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT BORROWER IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.

               11.11 It is the intent of the parties hereto to comply with the Applicable Usury Law. Accordingly, notwithstanding any provisions to the contrary in this Agreement or in any of the other Documents in no event shall this Agreement or the Documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law. If (a) any such excess of interest otherwise would be contracted for, charged or received from Borrower or otherwise in connection with the Obligations or (b) the maturity of the Obligations is accelerated in whole or in part, or (c) all or part of the principal or interest of the Obligations shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received in connection with the Obligations would exceed the maximum contract rate permitted by the Applicable Usury Law then in any such event (1) the provisions of this paragraph shall govern and control,
(2) neither Borrower nor any other Person now or hereafter liable for the payment hereof will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum contract rate permitted by the Applicable Usury Law, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the Obligations of Borrower or refunded to Borrower, at Lender's option, and (4) the effective rate of interest will be automatically reduced to the maximum contract rate permitted by the Applicable Usury Law. Without limiting the generality of the foregoing, to the extent permitted by the Applicable Usury Law: (x) all calculations of the rate of interest which are made for the purpose of determining whether such rate would exceed the maximum contract rate permitted by the Applicable Usury Law shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the Obligations, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with the Obligations; and (y) in the event that the effective rate on the Obligations should at any time exceed the maximum contract rate permitted by the Applicable Usury Law, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law, shall be paid to Lender from time to time, if and when the effective interest rate on the Obligations otherwise falls below the maximum contract rate permitted by the Applicable Usury Law, to the extent that interest paid to the date of calculation does not exceed the maximum contract rate permitted by the Applicable Usury Law, until the entire amount of interest which would have otherwise been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Should the maximum contract rate permitted by the Applicable Usury Law be increased at any time hereafter because of a change in the law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all Obligations regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum contract rate permitted by the Applicable Usury Law be decreased because of a change in the law, such decreases shall not apply to the Obligations regardless if resulting from an advance of the Loan made after the effective date of such decrease.

               11.12 This Agreement is an amendment, restatement and consolidation in full of the Existing PEC Loan Agreement and the Existing VSR Loan Agreement and all matters formerly governed by the Existing PEC Loan Agreement and the Existing VSR Loan Agreement shall now be governed by this Agreement. This Agreement shall not, however, constitute a waiver of any existing default or breach of a covenant and shall have no retroactive effect whatsoever; provided, however, that any and all written waivers given heretofore are hereby extended to the date hereof. Within thirty (30) days after the Closing Date, Lender shall return to Borrower the original Amended and Restated Promissory Note executed and delivered by Borrower to Lender pursuant to the terms of the Existing PEC Loan Agreement and the original Amended and Restated Promissory Note executed by VSR and delivered to Lender pursuant to the terms of the Existing VSR Loan Agreement. In addition, upon Lender's receipt of written confirmation from Title Company, satisfactory to Lender in its sole discretion, that all Purchaser Mortgages for each Lot in the Project encumbered by the Huerfano Deed of Trust have been reconveyed, Lender shall execute and deliver to Borrower for recording in the Official Records of Huerfano County, Colorado, a Full Release and Reconveyance of the Huerfano County Deed of Trust.

                                   ARTICLE XII

                              CONDITIONS PRECEDENT

               Lender's obligations under this Agreement and its further obligations to make any Advances described in this Agreement are subject to the following conditions precedent, all of which must be satisfied on or prior to the Closing Date (unless otherwise hereinafter specifically provided):

               1. Borrower shall have delivered to Lender the following executed documents, all in form satisfactory to Lender:

                    (a) This Agreement;

                    (b) The Receivables Note;

                    (c) From the Guarantor of the Loan, a "Consent of Guarantor"
               in a form acceptable to Lender;

                    (d) From each of the Trustees under any Trust, an
               Acknowledgment and Consent in the form attached hereto, which shall be executed and delivered to Lender within thirty (30) days after the Closing Date;

                    (e) An opinion from Borrower's counsel and an opinion from
               Guarantor's counsel, each of which counsel shall be acceptable to Lender, with respect to such matters as Lender shall require;

                    (f) A corporate resolution of Borrower in form and substance acceptable to Lender;

                    (g) A corporate resolution of Guarantor in form and
               substance acceptable to Lender;

                    (h) A First Amendment to Promissory Note with respect to the
               Ida Building One Note;

                    (i) A First Amendment to Promissory Note with respect to the
               Ida Building Two Note;

                    (j) A First Amendment to Promissory Note with respect to the
               Ida Building Addition Note;

                    (k) A First Amendment to Promissory Note with respect to the
               Winnick Building Addition Note;

                    (l) A Second Amendment to Promissory Note with respect to
               the Towers Note;

                    (m) A Fifth Modification of Deed of Trust, Assignment of
               Rents and Proceeds and Security Agreement with respect to the Headquarters Deed of Trust;

                    (n) A Fourth Modification of Deed of Trust, Assignment of
               Rents and Proceeds and Security Agreement with respect to the Ida Building One Deed of Trust;

                    (o) A Third Modification of Deed of Trust, Assignment of
               Rents and Proceeds and Security Agreement with respect to the Ida Building Two Deed of Trust;

                    (p) A Third Modification of Mortgage, Assignment of Rents
               and Proceeds and Security Agreement with respect to the Aloha Bay Mortgage;

                    (q) A Second Modification of Deed of Trust, Assignment of
               Rents and Proceeds and Security Agreement with respect to the Winnick Building Addition Deed of Trust;

                    (r) A Second Modification of Deed of Trust, Assignment of
               Rents and Proceeds and Security Agreement with respect to the Ida Building Addition Deed of Trust;

                    (s) A Second Modification of Deed of Trust, Assignment of
               Rents and Proceeds and Security Agreement with respect to the FCFC Deed of Trust;

                    (t) Such other documents or instruments required by Lender to fully perfect the liens and Security Interests of Lender described or contemplated herein;

                    (u) Such other items as Lender may require.

                 2. Borrower shall have obtained and delivered to Lender, at Borrower's expense, appropriate date-down endorsements to the existing Title Policies issued in favor of Lender with respect to each of the Headquarters Deed of Trust, the FCFC Deed of Trust, the Ida Building One Deed of Trust, the Ida Building Two Deed of Trust, the Ida Building Addition Deed of Trust, the Winnick Building Addition Deed of Trust and the Aloha Bay Mortgage, which endorsements shall insure that such Mortgages continue to be first and prior liens on the property which are the subject matters thereof subject only to such additional exceptions as may be approved by Lender and notwithstanding the effect of the recordation of the modifications described in PARAGRAPHS 1(m), 1(n), 1(o), 1(p), 1(q), 1(r) OR 1(s) above.

                 3. Lender shall have received evidence that, as of the Closing Date, there has been no material adverse change in the financial condition of Borrower or Guarantor from the financial statements and other documents most recently submitted to Lender.

                 4. Lender shall have received, reviewed and approved current lien, tax lien, litigation and judgment searches with respect to the each of Borrower and Guarantor. In connection therewith, Borrower shall have delivered to Lender, and Lender shall have reviewed and approved to its satisfaction, an updated report and analysis with respect to all litigation matters involving Borrower and Guarantor.

                 5. Lender shall have received, reviewed and approved such documents or other evidence as Lender shall require to establish that any and all indebtedness owed by Borrower to Heller Financial and Textron Financial is currently paid and Borrower is in good standing and in compliance with all of its obligations to Heller Financial and Textron Financial.

                 6. Lender shall have received, reviewed and approved to its satisfaction management letters written by Deloitte & Touche to Guarantor and Borrower with respect to their 1996 fiscal year, together with any responses to such management letters by Borrower or Guarantor.

                 7. Lender shall have received, reviewed and approved to its satisfaction financial statements for Guarantor and Borrower for the fiscal quarter ending November 30, 1996. In addition, as a condition subsequent, Borrower shall have delivered to Lender not later than June 1, 1997, and Lender shall have reviewed and approved to its reasonable satisfaction, financial statements for Guarantor and Borrower for the fiscal quarter ending February 28, 1997. The failure of Borrower to deliver such financial statements as of June 1, 1997 shall be deemed to be an Event of Default under this Agreement.

                 8. Borrower shall have paid all closing costs, title company charges, recording fees and taxes, appraisal fees and expenses, survey fees, travel expenses, architect/engineer inspection fees and expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation and closing of this Agreement.

                 9. Lender's obligation to make the Second Winnick Building Addition Advances under the Mortgage Loan Facility is subject to the satisfaction by Borrower of the additional conditions precedent and conditions subsequent set forth in EXHIBIT "12.10" attached hereto.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by Persons duly authorized on the day and year first above written.

"BORROWER"                                 "LENDER"

PREFERRED EQUITIES CORPORATION,            FINOVA CAPITAL CORPORATION,
a Nevada corporation                       a Delaware corporation



By: /s/ DENAY R. MIDDLETON                 By: /s/ KEVIN WALSH
   ---------------------------------          --------------------------------
Name: Denay R. Middleton                   Name: Kevin Walsh
     -------------------------------            ------------------------------
Title: Vice President                      Title: Vice President
      ------------------------------             -----------------------------

WITNESSED:                                 ATTEST:

/s/ Elaine H. Holley                       /s/ [SIG]
------------------------------------       -----------------------------------
                                           Asst. Secretary
/s/ [SIG]
------------------------------------       WITNESSED:

                                           /s/ SHARON WILLIAMS
                                           -----------------------------------

                                           /s/ PATRICIA H. STEINER
                                           -----------------------------------



Send notices to:                           Send notices to:

Preferred Equities Corporation             FINOVA Capital Corporation
4310 Paradise Road                         7272 East Indian School Road
Las Vegas, Nevada  89109                   Suite 410
Attn:  President                           Scottsdale, Arizona  85251
                                           Attn:  Vice President - Group Counsel

With a copy to:                            With a copy to:

Mr. Jerome J. Cohen                        FINOVA Capital Corporation
1125 N.E. 125th Street                     7272 East Indian School Road
Suite 206                                  Suite 410
North Miami, Florida  33161                Scottsdale, Arizona  85251
                                           Attn:   Vice President - Operations
                                                   Management

STATE OF ARIZONA             )
                             ) ss.
COUNTY OF MARICOPA           )

               BEFORE ME, the undersigned authority, a Notary Public in and for the County and State aforesaid, on this day personally appeared DONALD R. MIDDLETON, known to me to be the VICE PRESIDENT of PREFERRED EQUITIES CORPORATION, a Nevada coarporation, who acknowledged to me that the same was the free act and deed of such corporation and that s/he being authorized by proper authority to do so, executed the same on behalf of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

               GIVEN UNDER MY HAND AND SEAL OF OFFICE this 16th day of May,
1997.

                                         /s/ Sandra M. Ulright
                                         --------------------------------------
NOTARY SEAL:                             Notary Public




STATE OF ARIZONA             )
                             ) ss.
COUNTY OF MARICOPA           )

               BEFORE ME, the undersigned authority, a Notary Public in and for the County and State aforesaid, on this day personally appeared KEVIN WALSH, known to me to be the VICE PRESIDENT of FINOVA CAPITAL CORPORATION, a Delaware orporation, who acknowledged to me that the same was the free act and deed of such corporation and that s/he being authorized by proper authority to do so, executed the same on behalf of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

               GIVEN UNDER MY HAND AND SEAL OF OFFICE  this 21st day of May,
1996.

                                         /s/ [SIG]
                                         --------------------------------------
NOTARY SEAL:                             Notary Public

                                LIST OF EXHIBITS




Exhibit "I-A"     -       Legal description of Aloha Bay

Exhibit "I-B"     -       Copy of Custodial Agreement

Exhibit "I-C"     -       Conditions of Eligible Receivables

Exhibit "I-D"     -       Legal description of FCFC Property, 1500 East
                          Tropicana, Las Vegas, Nevada

Exhibit "I-E"     -       Legal description of Grand Flamingo Fountains, Las
                          Vegas, Nevada

Exhibit "I-F"     -       Legal description of Headquarters Building, 4310
                          Paradise Road, Las Vegas, Nevada

Exhibit "I-G"     -       Legal description of Ida Building Addition, 190 and
                          196 Ida Street, Las Vegas, Nevada

Exhibit "I-H"     -       Legal description of Ida Building One, 170 and 178
                          Ida Street, Las Vegas, Nevada

Exhibit "I-I"     -       Legal description of Ida Building Two, 165, 171 and
                          177 Ida Street, Las Vegas, Nevada

Exhibit "I-J"     -       Legal description of portions of the Project located
                          in Huerfano County, Colorado

Exhibit "I-K"     -       Legal description of Project (Reno), also known as
                          Reno Spa Resort Club

Exhibit "I-L"     -       Legal description of Project (Terraces - Phase I)

Exhibit "I-M"     -       Legal description of Project (Terraces - Phase II)

Exhibit "I-N"     -       Legal description of Project (Towers)

Exhibit "I-O"     -       Legal description of Project (Villas)

Exhibit "I-P"     -       Legal description of Second Winnick Building Addition,
                          184, 190 and 196 Winnick Avenue, Las Vegas, Nevada

Exhibit "I-Q"     -       Legal description of South Park Ranches, Park County,
                          Colorado

Exhibit "I-R"     -       Legal description of Grand Flamingo Suites - Phase I,
                          Las Vegas, Nevada

Exhibit "I-S"     -       Legal description of Grand Flamingo Suites - Phase II,
                          Las Vegas, Nevada

Exhibit "I-T"     -       Legal description of Grand Flamingo Winnick, Las
                          Vegas, Nevada

Exhibit "I-U"     -       Legal description of Winnick Building Addition, also
                          known as Courtyard, Las Vegas, Nevada

Exhibit 2.3.6     -       Form of Project Note

Exhibit 3.5       -       Request for Advance and Certification by Borrower

Exhibit 5.2.1     -       List of Requirements for Receivables Advances

Exhibit 5.2.2     -       List of Requirements for Advances Under Mortgage Loan
                          Facility

Exhibit 8.3(a)    -       Litigation Schedule

Exhibit 8.4(a)    -       List of States in Which Lots and Units Are Sold by
                          Borrower

Exhibit 8.23      -       Certification of Financial Covenants

Exhibit 8.31      -       List of Current Litigation Matters

Exhibit 12.10     -       List of Additional Conditions Precedent and Subsequent
                          With Respect to Funding of Second Winnick Building
                          Addition